UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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AK STEEL HOLDING CORPORATION

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. §240.14a-101.

SEC 1913 (3-99)

AK STEEL HOLDING CORPORATION

703 Curtis Street

Middletown, Ohio 45043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2003 Annual Meeting of Stockholders of AK Steel Holding Corporation (the “Company”) will be held in the du Barry Room of the Hotel du Pont, 11th & Market Streets, Wilmington, Delaware, on Tuesday, May 13, 2003, at 10:00 a.m., for the following purposes:

1.	To elect nine directors of the Company;

2.	To approve a proposed amendment of the Company’s Stock Incentive Plan to increase the number of shares with respect to which options and restricted stock awards may be granted under the plan and to extend the term of the plan for an additional four years from 2007 to 2011;

3.	To approve the amendment and restatement of the Company’s Annual Management Incentive Plan;

4.	To approve the amendment and restatement of the Company’s Long-Term Performance Plan;

5.	To consider a stockholder proposal, if properly presented, regarding future severance agreements; and

6.	To transact such other business as properly may come before the meeting.

The Board of Directors has fixed March 21, 2003, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

BRENDA S. HARMON

    Secretary

Middletown, Ohio

April 7, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY FURNISHING WRITTEN NOTICE TO THAT EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

AK STEEL HOLDING CORPORATION

703 Curtis Street

Middletown, Ohio 45043

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of AK Steel Holding Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 13, 2003 and at any and all adjournments thereof.

At the meeting, the Company’s stockholders will vote for the election of nine directors. In addition, stockholders will consider and act upon management proposals (i) to approve an amendment of the Company’s Stock Incentive Plan to increase the number of shares available for the grant of options and restricted stock awards under the plan and to extend the term of the plan for an additional four years and (ii) to approve the amendments to and restatements of each of the Company’s Annual Management Incentive Plan and Long-Term Performance Plan. Lastly, stockholders will consider and act upon a stockholder proposal, if properly presented, regarding future severance agreements. The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at the meeting is required for election as a director. All other matters require for approval the favorable vote of a majority of the shares voted at the meeting in person or by proxy. Each share represented by a duly executed proxy received by the Company prior to the meeting will be voted in accordance with the choices specified therein by the stockholder. If no contrary direction is specified, the proxy will be voted FOR the election as directors of the nine nominees listed in this Proxy Statement, FOR approval of each of management’s proposals described in this Proxy Statement and AGAINST the stockholder proposal regarding future severance agreements. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

The Board of Directors has fixed the close of business on March 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. At that date, there were issued and outstanding 108,495,057 shares of Common Stock, which is the only class of stock outstanding. Holders of Common Stock are entitled to one vote for each share held on all matters that properly may come before the meeting.

ELECTION OF DIRECTORS

In accordance with the Company’s by-laws, the Board of Directors has fixed the number of directors at nine, effective as of the date of the forthcoming Annual Meeting. At present, the Company’s Board of Directors consists of ten persons, one of whom, Mr. Allen Born, will retire as a director of the Company effective as of the date of the Annual Meeting. In anticipation of Mr. Born’s forthcoming retirement, the Board of Directors temporarily increased the number of directors to ten, effective July 22, 2002, and elected Mr. Eugene A. Renna to fill the resulting vacancy, with the expectation that Mr. Renna will stand for reelection at the Annual Meeting, at which time the number of directors will return to nine. If elected, each of the nominees listed below will serve as a director of the Company for a term expiring on the date of the next succeeding Annual Meeting and until his or her successor is duly elected and qualifies. If any nominee is unable to serve, or determines, prior to his election, that he will be unable to serve, proxies may be voted for another person designated by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

Information Concerning Nominees for Directors

Set forth below is information with respect to the nine nominees for election as directors, each of whom currently is serving as a director of the Company.

Richard A. Abdoo

Mr. Abdoo, age 59, was elected a director of the Company effective April 19, 2001. Mr. Abdoo has been the Chairman, President and Chief Executive Officer of Wisconsin Energy Corporation since May 1991. He is also a director of Marshall & Ilsey Corporation, Cobalt Corporation and Sensient Technologies Corporation. He is a member of the American Economic Association and is a registered professional engineer in various states.

Donald V. Fites

Mr. Fites, age 69, a director of the Company since January 1, 2000, was the Chairman and Chief Executive Officer of Caterpillar Inc. from June 1990 until his retirement in February 1999. He currently serves as a director of AT&T Wireless Services, Inc., Georgia-Pacific Corporation, Exxon-Mobil Corporation, Oshkosh Truck Corporation and Wolverine World Wide, Inc. Mr. Fites also is past chairman of the National Advisory Board of The Salvation Army, a director of The World Methodist Council, a trustee of The Carnegie Endowment for International Peace, a director of Valparaiso University, a member of the board of advisors of Thayer Capital Partners and a member of The Business Council.

Dr. Bonnie G. Hill

Dr. Hill, age 61, a director of the Company since April 7, 1994, is President of B. Hill Enterprises, LLC, a consulting firm specializing in corporate governance and board organizational and public policy issues. From February 1997 to July 2001 she was President and Chief Executive Officer of The Times Mirror Foundation, Vice President of The Times Mirror Company, and, from August 1998 to July 2001, Senior Vice President Communications and Public Affairs for the Los Angeles Times. Prior thereto, she served as Dean of the McIntire School of Commerce at the University of Virginia. She also is a director of National Grid Transco plc, Hershey Foods Corporation, The Home Depot, Inc., ChoicePoint, Inc., and Albertson’s, Inc.

Robert H. Jenkins

Mr. Jenkins, age 60, a director of the Company since January 24, 1996, served as Chairman of the Board of Sundstrand Corporation from April 1997 and as President and Chief Executive Officer of that company from September 1995, in each case until his retirement in August 1999 following the merger of Sundstrand Corporation with and into United Technologies Corporation in June 1999. For more than five years prior thereto, Mr. Jenkins was employed by Illinois Tool Works as its Executive Vice President and in other senior management positions. Mr. Jenkins also is a director of Clarcor Inc., Sentry Insurance, Solutia, Inc. and Visteon Corporation.

Lawrence A. Leser

Mr. Leser, age 67, a director of the Company since May 17, 1995, retired as Chairman of The E.W. Scripps Company in May 1999, having also served as its Chief Executive Officer from July 1985 until May 1996. Mr. Leser also serves as a director of Union Central Life Insurance Company and is a Trustee of Xavier University.

Daniel J. Meyer

Mr. Meyer, age 66, a director of the Company since January 1, 2000, has been the Chairman of Broadwing, Inc. since September 2002. Mr. Meyer retired as Chairman and Chief Executive Officer of Milacron Inc., a Cincinnati-based plastics processing and metalworking technologies company, in June 2001. He currently also serves as a director of Hubbell Inc.

Eugene A. Renna

Mr. Renna, age 58, a director of the Company since July 22, 2002, is a retired director and Executive Vice President of ExxonMobil Corporation. Prior to the merger that created the ExxonMobil Corporation, Mr. Renna served as President and Chief Operating Officer of Mobil Corporation from March 1998 to December 1999. Mr. Renna also serves as a director of Fortune Brands, Inc., Ryder System, Inc. and is a member of the board of the American Petroleum Institute.

Dr. James A. Thomson

Dr. Thomson, age 58, a director of the Company since March 18, 1996, is the President and Chief Executive Officer of The RAND Corporation, having served in that capacity since August 1989. He also serves as a director of Texas Biotechnology Corporation.

Richard M. Wardrop, Jr.

Mr. Wardrop, age 57, has served as Chairman of the Board of the Company since January 27, 1997. He has been a director since March 2, 1995, and Chief Executive Officer since May 16, 1995. In addition, Mr. Wardrop served as President of the Company from April 7, 1994 until March 20, 1997 and from March 2, 2002 until January 20, 2003. Mr. Wardrop also serves as a director of Build-to-Order, Incorporated and in December 2002 was appointed by President Bush to the Advisory Committee for Trade Policy and Negotiations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE FOREGOING NOMINEES.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Public Affairs Committee.

The Audit Committee recommends to the Board of Directors the firm of certified public accountants that will be appointed to serve as the independent auditors of the Company’s annual financial statements. The Committee meets with representatives of that accounting firm to review the plan, scope and results of the annual audit and the recommendations of the independent accountants regarding the Company’s internal accounting systems and controls. Since May 14, 2002 (the date of the last Annual Meeting of Stockholders), the Committee has consisted of Messrs. Leser (Chairperson), Born and Meyer, and Dr. Thomson. A report of the Audit Committee is set forth on page 16. All members of the Audit Committee are “independent,” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Compensation Committee makes recommendations to the Board of Directors with regard to the Company’s compensation and benefits policies and practices. The Committee also reviews and makes recommendations to the Board of Directors with respect to the compensation of the Company’s principal executive officers and administers the Company’s Stock Incentive Plan. During 2002, the members of the Committee were Messrs. Born (Chairperson), Jenkins and Leser and Dr. Hill.

The Nominating and Governance Committee reviews and makes recommendations to the Board of Directors regarding the size, organization, membership requirements, compensation and other practices and policies of the Board. During 2002, the members of the Committee were Messrs. Jenkins (Chairperson), Fites and Abdoo and Dr. Thomson. Mr. Renna joined the Committee in October 2002.

The Public Affairs Committee reviews and makes recommendations to the Board of Directors regarding the Company’s public affairs policies and practices, including its policies with respect to environmental compliance, employee safety and health and equal employment opportunities. During 2002, the Committee consisted of Dr. Hill (Chairperson) and Messrs. Fites, Meyer and Abdoo. Mr. Renna joined the Committee in October 2002.

Attendance at Meetings

During 2002, there were four regular meetings and five special telephonic meetings of the Board of Directors, four meetings of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee and two meetings of the Public Affairs Committee. Each director attended at least 75% of the meetings of the Board and those committees of which he or she was a member.

Compensation of Directors

During 2002, each director who is not an employee of the Company received an annual fee of $40,000 for service on the Board of Directors. One-half of that amount was paid in the form of restricted shares of Common Stock of the Company valued at its market price on the date of issuance and the balance was paid in cash or, at the director’s option, in the form of additional restricted shares of Common Stock. Each director who chairs a committee of the Board of Directors received an additional annual fee of $5,000 for such service. Non-employee directors also were paid a fee of $2,000 for each Board meeting and each committee meeting they attended and were reimbursed for their expenses incurred in attending those meetings. An employee of the Company who serves as a director receives no additional compensation for such service. Upon first being elected to the Board, each non-employee director also is granted options under the Company’s Stock Incentive Plan to purchase a total of 10,000 shares of the Company’s Common Stock at its then prevailing market price. The options vest on the first anniversary of the date of grant and may be exercised at any time thereafter until the tenth anniversary of the grant date or three years after retirement from the Board, whichever is sooner.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own beneficially more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of that class and other equity securities of the Company. Officers, directors and greater-than-ten-percent beneficial owners are required by Rule 16a-3(e) under the Exchange Act to furnish the Company with copies of all reports that they file pursuant to Section 16(a).

To the Company’s knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations from its executive officers and directors that no other reports were required, all Section 16(a) filing requirements applicable to the Company’s officers and directors were complied with during 2002.

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth as of March 21, 2003, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each officer of the Company named in the Summary Compensation Table on page 7, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

	Shares Owned Beneficially(1)	Percentage of Outstanding Shares(2)
Michael Adams	207,680	*
Richard A. Abdoo	18,491	*
Allen Born	39,839	*
Donald V. Fites	26,179	*
Dr. Bonnie G. Hill	12,488	*
David C. Horn	66,949	*
John G. Hritz	423,041	*
Robert H. Jenkins	22,258	*
Lawrence A. Leser	19,910	*
Daniel J. Meyer	23,170	*
Eugene A. Renna	3,627	*
Dr. James A. Thomson	19,408	*
James L. Wainscott	243,584	*
Richard M. Wardrop, Jr.	2,267,324	2.09%
All directors and executive officers as a group (22 persons)	4,315,650	3.98%

(1)	Includes shares subject to stock options exercisable within 60 days.
(2)	An asterisk indicates ownership of less than 1%.

Other Beneficial Owners

The following table sets forth information with respect to each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company as of December 31, 2002.

Name and Address of Beneficial Owner	Shares Owned Beneficially	Percentage of Outstanding Shares
Franklin Resources, Inc.(1)	11,560,861	10.7%
One Franklin Parkway
San Mateo, California 94403
Kawasaki Steel Corporation(2)	5,510,638	5.1%
Hibiya, Kokusai Building
2-3 Uchisaiwaicho, 2-Chome
Chiyoda-Ku, Tokyo 100 Japan

(1)	Based on information contained in a statement on Schedule 13G, dated January 30, 2003, Franklin Resources. Inc. is a holding company for subsidiaries that include investment advisers registered under the Investment Advisers Act of 1940 having sole voting and dispositive power with respect to an aggregate of 11,560,861 shares held by or for various managed accounts to which they furnish advisory services.
(2)	Based on information furnished by the Transfer Agent for the Company’s Common Stock.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

Annual compensation paid to executive officers of the Company consists of salary and cash bonus awards under the Company’s Annual Management Incentive Plan. Long-term compensation consists of restricted stock awards and stock options under the Company’s Stock Incentive Plan and payouts in the form of cash and/or restricted stock under the Company’s Long-Term Performance Plan.

The following table sets forth the cash compensation, as well as certain other compensation, paid or accrued by the Company for each of the past three years to the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (the “Named Executives”) serving as such at December 31, 2002.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation		Awards		Payouts
Name and Principal Position at 12/31/02	Year	Salary ($)	Bonus(3) ($)	Restricted Stock Awards(4) ($)	Securities Underlying Stock Options (# of Shares)	LTIP Payouts(5) ($)	All Other Compen- sation(6) ($)
Richard M. Wardrop, Jr. Chairman, Chief Executive Officer & President(1)	2002 2001 2000	1,300,000 1,250,000 1,200,000	2,600,000 750,000 2,040,000	1,213,000 735,000 1,457,504	150,000 200,000 400,000	2,210,000 2,125,000 2,040,000	13,153 2,824,388 96,121

John G. Hritz Executive Vice President(1)	2002 2001 2000	425,000 415,000 385,000	425,000 124,500 385,000	242,600 183,750 364,376	40,000 40,000 40,000	425,000 425,000 385,000	37,055 336,421 28,244

James L. Wainscott Senior Vice President and Chief Financial Officer	2002 2001 2000	363,000 330,000 300,000	363,000 99,000 300,000	242,600 183,750 273,282	40,000 40,000 30,000	363,000 330,000 300,000	31,665 220,475 21,859

David C. Horn Vice President and General Counsel(2)	2002 2001 2000	350,000 343,750 27,083	350,000 95,813 18,958	121,300 58,250 23,203	20,000 10,000 5,000	350,000 323,750 18,953	1,791 1,346 107

Michael T. Adams Vice President(1) Sales & Marketing	2002 2001 2000	267,500 238,336 220,004	267,500 71,501 220,004	121,300 91,875 104,063	20,000 20,000 20,000	285,000 250,000 230,004	781 219,589 667

Footnotes:

(1)	Effective January 16, 2003, Mr. Hritz was elected President, Mr. Wardrop ceased serving as President and Mr. Adams was elected Senior Vice President.

(2)	Mr. Horn joined the Company on December 1, 2000.

(3)	Amounts shown in this column represent bonuses earned under the Company’s Annual Management Incentive Plan.

(4)

The dollar value of each restricted stock award indicated in this column is based on the average price of the Company’s Common Stock on the date of the award. The amounts shown do not include the value of restricted stock awards representing a portion of the payouts under the Company’s Long-Term Performance Plan. All awards shown in this column were granted pursuant to the Company’s Stock Incentive Plan. The aggregate number of shares of restricted stock held by the Named Executives at December 31, 2002 and the dollar value thereof (based on the closing price of the Company’s Common Stock on December 31, 2002) were as follows: for Mr. Wardrop—333,224, $2,665,792; for Mr. Hritz—85,704, $685,632; for Mr. Wainscott—63,827, $510,616; for Mr. Horn—16,875, $135,000 and for Mr. Adams—38,648, $309,184. Dividends are paid on shares of restricted stock to the extent declared and paid on the Company’s Common Stock.

(5)	The amounts shown in this column represent cash payouts under the Company’s Long-Term Performance Plan.

(6)	Amounts shown in this column for 2002 include (i) imputed income arising out of a Company-provided life insurance plan, (ii) cash paid pursuant to a Company-provided medical plan, and (iii) special performance awards. The amounts shown in this column for 2002 were derived as follows: (i) for Mr. Wardrop $13,153 was attributed to him for imputed interest arising out of a Company-provided life insurance plan, (ii) for Mr. Hritz $1,438 was attributed to him for imputed income arising out of a Company-provided life insurance plan, $200 was paid to him pursuant to a Company-provided medical plan and $35,417 from a special performance award, (iii) for Mr. Wainscott $1,215 was attributed to him for imputed income arising out of a Company-provided life insurance plan, $200 was paid to him pursuant to a Company-provided medical plan and $30,250 from a special performance award (iv) for Mr. Horn $1,791 was attributed to him for imputed income arising out of a Company-provided life insurance plan (v) for Mr. Adams $781 was attributed to him for imputed income arising out of a Company-provided life insurance plan. Amounts shown in this column solely for 2001 also include, for all Named Executives other than Mr. Horn, above-market rate interest paid upon the distribution of balances held in a deferred compensation plan that was discontinued in 2001.

Stock Options

Pursuant to its Stock Incentive Plan, the Company grants to its key employees, including its executive officers, options to purchase shares of its Common Stock. The plan does not provide for, and the Company does not grant, stock appreciation rights.

The following table sets forth information with respect to stock options granted to the Named Executives in 2002.

Stock Option Grants in 2002

Name	Options Granted (# of shares)	Percent of Total Options Granted to Employees in 2002	Exercise Price Per Share ($)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5% ($)	10% ($)
R. M. Wardrop, Jr.	150,000	31.12	12.13	1/17/12	1,144,274	2,899,814
J. G. Hritz	40,000	8.30	12.13	1/17/12	305,140	773,284
J. L. Wainscott	40,000	8.30	12.13	1/17/12	305,140	773,284
D. C. Horn	20,000	4.15	12.13	1/17/12	152,570	386,642
M. T. Adams	20,000	4.15	12.13	1/17/12	152,570	386,642

(1)	All options have an exercise price equal to the fair market value of the underlying shares as of the date of grant.
(2)	The amounts shown in these columns represent the potential appreciation in the value of the options over their stated term of ten years, based upon assumed compounded rates of appreciation of 5% per year (equivalent to 62.89%) and 10% per year (equivalent to 159.37%), respectively. These amounts are not intended as forecasts of future appreciation, which is dependent upon the actual increase, if any, in the market price of the shares underlying the options, and there is no assurance that the amounts of appreciation shown in these columns will be realized.

The following table provides information as to options exercised by each of the Named Executives in 2002 and the value of options held by them at year end:

Aggregate Option Exercises in 2002 and

Option Values at December 31, 2002

Name	Number of Shares Acquired on Exercise	Value Realized($)	Number of Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
R. M. Wardrop, Jr.	0	—	1,313,334	416,666	$0	$0
J. G. Hritz	0	—	194,333	79,999	$0	$0
J. L. Wainscott	0	—	75,332	76,666	$0	$0
D. C. Horn	0	—	6,668	28,332	$0	$0
M. T. Adams	0	—	92,333	39,999	$0	$0

(1)	Calculated on the basis of the difference between the option exercise price and the closing price of the Company’s Common Stock on the New York Stock Exchange on December 31, 2002 ($8.00 per share).

Long-Term Incentive Awards

The Company’s Long-Term Performance Plan is designed to increase management’s focus on the Company’s longer term performance relative to that of a group of four other steel producers—Bethlehem Steel Corporation, National Steel Corporation, Nucor Corporation and United States Steel Corporation—and to further enhance the Company’s ability to retain the services of its key executives.

Long-term performance was measured in 2002 on the basis of operating profit per ton of steel shipped which, for purposes of the plan, is assessed both annually and cumulatively over a performance period of three years, with a new performance period commencing annually. Payouts are shown in the Summary Compensation Table on page 7.

The payout to each participating executive is determined by multiplying the executive’s annualized base salary as of the end of the performance period by an award percentage. A target percentage for each executive is established subject to the approval of the Compensation Committee. The actual award percentage may be higher or lower than the target percentage, depending upon the Company’s performance relative to that of the competitor group during the performance period, and currently ranges from a threshold of 15% of the target percentage to a maximum of 200% of the target percentage. An executive would be entitled to the maximum payout only if the Company’s performance ranks first among the competitor group both on a cumulative basis over the entire performance period and during the last year thereof. No payment is made to an executive who has voluntarily resigned or been discharged for cause prior to the scheduled date of payout. Upon retirement or certain other termination events, an executive is entitled under the Plan to receive, in lieu of any amounts to which he or she otherwise might have been entitled in respect of performance periods that commenced prior thereto but are scheduled to expire thereafter, a payment equal to his or her payout for the performance period last ended prior to the date of his or her retirement or termination of employment. Up to 50% of an executive’s payout may be made in the form of an award of shares of restricted stock, which vests with respect to 20% of the shares on each of the first through fifth anniversaries of the award date.

The following table sets forth information with respect to potential payouts to the Named Executives pursuant to the Company’s Long-Term Performance Plan:

Projected Long-Term Performance Plan Payouts

Name	Number of Shares, Units or Other Rights(1)	Performance Period Until Maturation or Payout	Projected Future Payouts(2)
			Threshold ($)	Target ($)	Maximum ($)
R. M. Wardrop, Jr.	85	1/1/02-12/31/04	165,750	1,105,000	2,210,000
J. G. Hritz	50	1/1/02-12/31/04	31,875	212,500	425,000
J. L. Wainscott	50	1/1/02-12/31/04	27,225	181,500	363,000
D. C. Horn	50	1/1/02-12/31/04	26,250	175,000	350,000
M. T. Adams	50	1/1/02-12/31/04	21,375	142,500	285,000

(1)	The number set forth in this column for a Named Executive is the target percentage specified by the Compensation Committee.
(2)	For purposes of projecting a Named Executive’s future payout, the applicable target percentage has been multiplied against the Named Executive’s annualized base salary as of December 31, 2002. A Named Executive’s ultimate payout will be determined by multiplying the applicable award percentage against his or her annualized base salary at December 31, 2004, which may not be the same as that in effect at December 31, 2002.

Agreements with Principal Officers

The Company’s executive officers and certain other key managers are covered by agreements that provide for severance payments and other benefits in the event of termination of the employee’s employment for certain reasons set forth in the agreements (a “Triggering Event”), such as a diminution of the covered employee’s salary, a significant adverse change in the employee’s responsibilities or termination of the employee’s employment other than for cause (as defined in the agreements). In consideration for any benefits provided under the agreements, each covered employee agrees to certain responsibilities, including his or her agreement not to compete with the Company and its affiliates in any capacity for one year following termination of his or her employment with the Company for any reason. The agreements with the executive officers generally provide that upon the occurrence of a Triggering Event, an elected officer (including each of the Named Executives) would be entitled to a lump sum severance payment equal to the salary to which that officer would otherwise have been entitled for a period (the “severance payment period”) of six months. In addition, if such officer enters into an agreement with the Company releasing the Company from any liability for claims relating to his employment with the Company, he would be entitled to (i) a lump sum severance payment equal to the salary to which that officer would otherwise have been entitled for an additional severance payment period of 30 months (if the Triggering Event occurs within 24 months following the occurrence of a Change in Control, as defined in the agreements) or 18 months (in the case of a Triggering Event occurring other than within 24 months after a Change in Control); (ii) a lump sum payment under the Company’s Annual Management Incentive Plan of a sum equal to the aggregate annual bonuses to which the officer would have been entitled for the applicable severance payment period based upon the bonus actually received by the employee under that plan for the year preceding the Triggering Event; (iii) payment of any Long-Term Performance Plan award earned, but not yet paid, and a lump-sum payment equal to the award paid or earned for the prior performance period; (iv) the immediate vesting and lapse of all restrictions on restricted stock awards to the employee under the Company’s Stock Incentive Plan; (v) the right, for a period of three years following the Triggering Event, to exercise any stock options that were outstanding at the date of the Triggering Event; and (vi) continuing coverage under the Company’s benefit plans (including life, health and other insurance benefits) for the duration of the applicable severance payment period. The agreements with certain executive officers (including the Named Executives) also provide that, upon either (i) an involuntary termination of employment other than for cause (whether or not preceded by a Change in Control) or (ii) a voluntary termination of employment for good reason (as defined in the agreements) within 24 months following a Change in Control, the officer would be entitled to a further lump sum payment equal to (and in lieu of) all amounts to which that officer would otherwise have been entitled under the Company’s supplemental retirement plan (described below under “Pension Plans”), such payment to be calculated as if he had become fully vested under the plan and had retired at age 60 (or his then actual age, if higher). If the Triggering Event is preceded by a Change in Control and any portion of the required payments to an elected officer becomes subject to the federal excise tax on so-called “parachute payments,” the agreement with that officer provides for “gross-up” so that the net amount retained by the officer, after deduction of the excise tax and any applicable taxes on the “gross-up” payment, is not reduced as a consequence of such excise tax. The Company’s agreements with its executive officers (including the Named Executives) provide to each such officer the right, exercisable only during a thirty-day period commencing (i) immediately after the occurrence of a Change in Control in the case of the Chief Executive Officer, and (ii) 180 days following the occurrence of a Change in Control in the case of all other senior executive officers, to voluntarily terminate his or her employment and obtain the same benefits as would be available following a Triggering Event. The agreements with certain executive officers (including the Named Executives) further provide that any disputed claim for payment pursuant to that agreement and all employment claims must be submitted to final and binding arbitration.

Pension Plans

The Company’s executive officers are eligible for retirement benefits under either of two qualified benefit plans: (i) a defined benefit plan (the “Defined Benefit Plan”) that provides benefits based on an employee’s highest eligible earnings in any 60 consecutive months of service during his or her last 120 consecutive months of service, or (ii) a cash balance plan (the “Cash Balance Plan”) that accumulates credits based on an employee’s length of service and his or her compensation throughout that period of service. An employee’s eligibility for coverage under a particular plan is generally determined on the basis of the date at which he or she commenced employment with the Company.

Executive officers are also eligible for benefits under a supplemental retirement plan (the “Supplemental Plan”) that provides a “make up” of qualified plan benefits that may be denied to participants in the qualified plans because of limitations imposed by the Internal Revenue Code of 1986, as amended, as well as supplemental benefits for employees with a minimum of ten years of service, including at least five years of service as a member of key management. The actuarially determined present value of an eligible participant’s vested benefit under the Supplemental Plan is payable in a lump sum. That benefit is subject to an offset for any benefit from the Company’s qualified plan and any other employer-provided qualified plan. A participant’s benefit under the Supplemental Plan, before giving effect to such offset, is equal to the greater of:

(a)	50% of his or her average covered compensation (base salary, bonus under the Annual Management Incentive Plan and payout under the Long-Term Performance Plan) during the relevant calculation period, or

(b)	the participant’s benefit under the applicable qualified plan in which he or she participates, calculated without regard to the limitations imposed by the Internal Revenue Code of 1986, as amended.

Estimated Annual Pension Benefits

Each of the Named Executives (other than Mr. Hritz and Mr. Adams) and three of the Company’s other officers, participate in the Cash Balance Plan. Mr. Hritz, Mr. Adams and five other officers participate in the Defined Benefit Plan. All officers are covered under the Supplemental Plan. The following table sets forth the estimated combined annual retirement benefits (calculated on a straight life annuity basis) that may become payable to a covered participant in the higher compensation classifications under either of the qualified plans and the Supplemental Plan, assuming satisfaction of the requisite service requirements at the time of retirement:

Estimated Maximum Benefit
Average Covered Compensation ($)	Estimated Benefit ($)
700,000	350,000
900,000	450,000
1,200,000	600,000
3,200,000	1,600,000
5,200,000	2,600,000

The following table sets forth, as of December 31, 2002, the number of years of creditable service and the applicable covered compensation for pension benefit calculation purposes for each of the Named Executives:

Name	Years of Service	Covered Compensation ($)
R. M. Wardrop, Jr.	10.5	5,172,000
J. G. Hritz	13.1	1,132,000
J. L. Wainscott	7.8	916,000
D. C. Horn	2.1	902,000
M. T. Adams	21.5	684,000

Compensation Committee Report on Executive Compensation

Compensation Policies

The functions of the Compensation Committee (the “Committee”) are to review and recommend to the Board of Directors the compensation of the Company’s Chief Executive Officer, to review and approve the compensation of all other officers, to review the duties and responsibilities of all officers, to review the Company’s overall compensation and personnel policies, to administer the Company’s Stock Incentive Plan, Long-Term Performance Plan and certain other employee benefit plans, and to review and make recommendations to the Board of Directors with respect to the Company’s incentive compensation plans, pension and savings plans and employee retirement policies, benefits and plans. With respect to the Company’s executive compensation arrangements, the Committee’s goal is to establish a compensation program that strengthens the commonality of interests between management and the Company’s stockholders, links compensation with Company performance and enables the Company to attract and retain executives of high caliber and ability.

Executive Officer Compensation Components

The key elements of the Company’s executive officer compensation program are base salary, bonus awards under the Annual Management Incentive Plan and long-term incentives consisting of awards under the Long- Term Performance Plan and awards of stock options and restricted stock under the Stock Incentive Plan. Each of these elements is addressed separately below.

Base Salary

Salary levels are assigned to positions within competitive standards based on job responsibilities and a review of the salary levels for comparable positions at other major corporations, as disclosed in compensation surveys conducted by independent consulting firms. Corporations for which compensation data are included in these surveys include various industrial companies with sales, size and scope that can be compared to those of the Company, as well as the largest publicly owned steel companies in the United States.

Increases in base salary for an executive officer are based on individual performance, Company performance and market compensation trends. The Committee does not rely on any specific formula, nor does it assign specific weights to the various factors used in determining base salaries. Strong individual performance and strong Company performance would generally result in above-average increases. Below-market increases or no increases would generally occur in years when individual performance and Company performance are below expectations.

Annual Management Incentive Plan

The Company’s Annual Management Incentive Plan is designed to motivate executive officers to focus on both financial and non-financial goals that directly impact shareholders. A bonus award under the plan is expressed as a percentage of an executive’s total base compensation for the year. Depending upon the extent to which prescribed targets are achieved or exceeded, that percentage may vary from approximately 100% to as much as 200% for the Chairman and Chief Executive Officer and from 50% to as much as 100% for each of the other executive officers. If minimum thresholds are not achieved, no bonus is payable.

Notwithstanding a net loss for book purposes, the Committee approved the payment of bonuses to all Annual Management Incentive Plan participants based upon safety, quality, and financial performance which substantially exceeded performance targets for 2002. Mr. Wardrop’s bonus was 200% of base salary, while each of Messrs. Hritz, Wainscott, Horn, and Adams received a bonus equal to 100% of base salary.

Long-Term Performance Plan

The Company’s Long-Term Performance Plan is designed to increase management’s focus on the Company’s performance relative to that of its principal competitors over a multi-year period and to further enhance the Company’s ability to retain the services of its key executives.

Although the Company reported a net loss for book purposes in 2002, because the Company’s operating profit per ton (exclusive of unusual items in 2002) exceeded that of all other companies in the competitor group in 2000, 2001 and 2002, the Committee approved the maximum payout for the performance period ended December 31, 2002. Calculated against annualized base salary as of December 31, 2002, the awards were 170% for Mr. Wardrop and 100% for Messrs. Hritz, Wainscott, Horn and Adams.

Stock Incentive Plan

Grants of stock options and restricted stock awards under the Company’s Stock Incentive Plan are designed to link executive compensation to appreciation in the market price of the Company’s Common Stock and to encourage executives to remain in the employ of the Company. Grants of options and restricted stock awards were made during 2002 to each of the executives named in the Summary Compensation Table based upon the recommendations of an independent compensation consultant and consideration of the executive’s performance and contribution to the Company. These grants are reflected in the Summary Compensation Table.

Compensation of Chief Executive Officer

During 2002, Mr. Wardrop’s annual base salary was $1,300,000. He also received an annual bonus of $2,600,000 for that year pursuant to the Company’s Annual Management Incentive Plan based solely upon the Company’s performance for the year. In addition, pursuant to the Stock Incentive Plan, Mr. Wardrop was granted options with respect to 150,000 shares and restricted stock awards with respect to 100,000 shares. He also received an award of $2,210,000 under the Long-Term Performance Plan for the three-year performance period ended December 31, 2002. In establishing each of these compensation components, the Committee considered the analysis and recommendations of an independent compensation consultant, performance against annual and long-term bonus objective targets and Mr. Wardrop’s individual contribution to the Company’s achievements.

Policy with Respect to Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) generally limits to $1,000,000 per covered executive the deductibility for federal income tax purposes of the annual compensation paid to a company’s chief executive officer and each of its other four most highly compensated executive officers. Under the provisions of Section 162(m), there may be excluded from the $1,000,000 limit compensation that is determined on the basis of certain performance goals under plans that meet certain specific criteria. Compensation attributable to the exercise of options granted under the Stock Incentive Plan, as well as bonuses paid under the Annual Management Incentive Plan and the Long-Term Performance Plan, are excluded from the $1,000,000 limit as a consequence of certain provisions of those plans that were approved by stockholders.

THE COMPENSATION COMMITTEE

Allen Born, Chairperson

Dr. Bonnie G. Hill

Robert H. Jenkins

Lawrence A. Leser

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are not employees or officers of the Company. No member of the Committee is an executive officer of a company of which an executive officer of the Company serves as a director.

COMPARATIVE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company’s Common Stock for the five-year period from January 1, 1998 through December 31, 2002, with the cumulative total return for the same period of (i) the Standard & Poor’s 500 Stock Index and (ii) a peer group consisting of the three largest publicly owned integrated steel companies in the United States (Bethlehem Steel Corporation, National Steel Corporation and United States Steel Corporation). These comparisons assume an investment of $100 at the commencement of the period and reinvestment of dividends. With respect to companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group.

Cumulative Total Returns

January 1, 1998 through December 31, 2002

(Value of $100 invested on January 1, 1998)

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the “Committee”) of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2002, the Committee met four times and discussed the interim financial information contained in each quarterly earnings announcement with the Company’s Chief Financial Officer and its independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standard Board Standard No. 1, “Independence Discussion with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities and staffing. The Committee reviewed with the Company’s independent auditors and its internal auditors their respective audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the Company’s independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement of Auditing Standards No. 61 “Communication with Audit Committees” as amended and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

In January 2003, the Committee discussed and reviewed with management and the Company’s independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2002. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the Company’s independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of Deloitte & Touche LLP as the Company’s independent auditors and the Board concurred with that recommendation.

      THE AUDIT COMMITTEE

Lawrence A. Leser, Chairperson

Allen Born

Daniel J. Meyer

Dr. James A. Thomson

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees paid or accrued by the Company to its principal accounting firm, Deloitte & Touche LLP, for the years ended December 31, 2001 and 2002:

	2001	2002
Audit Fees(1)	$1,104,700	$1,249,200
Audit Related Fees(2)	293,900	486,330

Total Audit and Audit Related Fees	1,398,600	1,735,530
Tax Fees(3)	1,838,810	1,356,050
All Other Fees	0	0

Total(4)	$3,237,410	$3,091,580

(1)	Includes fees for audit of annual financial statements and reviews of unaudited quarterly financial reports, fees for audits required for regulatory reporting by the Company’s insurance subsidiaries and consents related to filings with the Securities and Exchange Commission.

(2)	Includes audit-related fees for audits of employee benefit plans and agreed-upon procedure engagements.

(3)	Primarily fees for tax compliance and tax planning including merger related tax services and tax audits.

(4)	While the Audit Committee has not yet adopted formal procedures regarding the pre-approval of services, they have authorized the Audit Committee Chairperson to pre-approve services between Audit Committee meetings.

AMENDMENT OF STOCK INCENTIVE PLAN

Introduction

The Company’s Stock Incentive Plan (the “Stock Plan”), as previously amended and approved by stockholders on May 21, 1998, currently permits the grant, from time to time until December 31, 2007, of nonqualified stock options and restricted stock awards to directors, executive officers and other key employees of the Company. Under the terms of the Stock Plan, options and restricted stock awards may be granted with respect to an aggregate maximum of 11,000,000 shares. As of March 21, 2003, options were outstanding with respect to 4,205,981 shares, options with respect to 3,054,690 shares had previously been exercised and there were outstanding 2,651,570 shares that were the subject of restricted stock awards. Accordingly, at that date there remained available for future grants a total of 1,087,759 shares.

On January 16, 2003, the Company’s Board of Directors, subject to and effective upon receipt of stockholder approval at the 2003 Annual Meeting, adopted amendments to the Stock Plan to increase the maximum number of shares reserved for issuance under the Stock Plan by 5,000,000 shares to 16,000,000 shares and to extend the expiration of the period during which options and restricted stock awards may be granted under the Stock Plan from December 31, 2007 to December 31, 2011.

The Board of Directors believes that stock options and restricted stock awards have been, and will continue to be, an important element in the Company’s management compensation program. In addition to assisting the Company in its efforts to attract and retain the services of key management personnel, grants of options and restricted stock awards serve to more effectively link executive compensation to stockholder returns through stock price performance and provide recipients with an additional incentive for outstanding performance. The Board of Directors believes that the increase in the total number of shares available for option grants and restricted stock awards and the extension for a further four years of the period during which options and restricted stock awards may be granted under the Stock Plan, are appropriate and will enable the Company to continue to avail itself of the benefits of the Stock Plan.

Summary of the Stock Plan

The following is a summary of the material features of the Stock Plan, as restated to reflect the foregoing amendments. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated Stock Plan, a copy of which is appended to this Proxy Statement as Annex A.

Administration.    The Stock Plan will continue to be administered by the Compensation Committee of the Board of Directors, all of the members of which must be (i) “non-employee directors” within the meaning of and to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) “independent directors” under the rules and regulations of The New York Stock Exchange, and (iii) “outside directors” within the meaning of Section 162(m) of the Code. Among other functions, the Compensation Committee has authority to determine the allocation of the shares subject to the Stock Plan between options and restricted stock awards, the type of awards (options and/or restricted stock awards), the number of shares subject to an award (except for awards to directors, the size and type of which are specified in the Stock Plan itself and are subject to certain conditions) and to determine the terms and conditions of awards. The Compensation Committee also has the authority to construe and interpret the Stock Plan, establish, amend or waive rules and regulations for its administration, and amend the terms and conditions of any outstanding award (subject to the conditions provided in the Stock Plan).

Eligibility.    Non-employee directors, officers, and employees (other than officers) who have been recommended by the Chairman of the Board are eligible to participate in the Stock Plan.

Number of Shares.    Awards under the Stock Plan may be made with respect to an aggregate of 16,000,000 shares. No person may be granted awards under the Stock Plan with respect to more than 600,000 shares in any calendar year. The number of shares covered by the Stock Plan, including shares subject to outstanding options under the Stock Plan, will adjust automatically for any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

Description of Awards

Options.    Options granted under the Stock Plan are “Nonqualified Options,” i.e., options that do not qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code. Each option grant must be evidenced by a written agreement specifying the terms of such grant, including the number of shares covered, the exercise price, the first date the option may be exercised, any restriction on the transferability of shares obtained upon exercise of the option and the duration of the option. However, no option may be exercisable later than the tenth anniversary of the date of its grant. The purchase price for each share covered by an option is determined by the Compensation Committee at the date of grant but may not be less than 100% of the fair market value of the shares on the date of grant. Payment of the exercise price may be made with cash, with previously owned shares or by a combination of these methods. The Compensation Committee also may allow the cashless exercise of an option, or other means of exercise that the Compensation Committee determines to be consistent with the Stock Plan’s purpose and applicable law.

Restricted Stock.    The Stock Plan authorizes the Compensation Committee to grant awards of restricted stock to individuals eligible to participate in the Stock Plan. Each award of restricted stock must be evidenced by a written agreement that specifies the period of restriction, the number of shares subject to the award and such other provisions as may be determined by the Compensation Committee. The restrictions with respect to shares of restricted stock will lapse under the schedules set forth in the Stock Plan and as summarized below.

Limits on Transferability and Termination of Employment

Options.    Except as provided in the Stock Plan, no option granted under the Stock Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Subject to the terms of the Stock Plan and the discretion of the Compensation Committee, an option may be exercised only while the holder is employed by the Company. However, upon a holder’s death, disability, retirement or involuntary termination for reasons other than cause, his or her outstanding options will be immediately exercisable and will remain exercisable for the periods set forth in the Stock Plan. Upon voluntary termination or involuntary termination for cause, an option holder may exercise options on or before his or her last day worked.

Restricted Stock.    Shares underlying a restricted stock award may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated until the period of restriction has lapsed. Restrictions shall lapse, with respect to shares underlying a restricted stock award to an employee, with respect to 25% of such shares on each of the second through fifth anniversaries of the award, and with respect to shares underlying a restricted Stock award to a director, upon completion of his or her full tenure on the Board of Directors or upon the date of his or her mandatory retirement from the Board by reason of age. In the case of retirement by all other holders of restricted stock, the Compensation Committee may in its sole discretion elect to waive all or any portion of the restrictions then remaining. All outstanding restrictions on shares lapse in the case of death or disability of the holder. During the period of restriction, a holder of restricted stock may exercise full voting rights with respect to the underlying shares and is entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable period of restriction, the shares vest in the holder.

Change in Control.    Upon a Change in Control (as defined in the Stock Plan) of the Company, all options, if not then exercisable, become immediately exercisable and any restrictions on the transfer of shares of restricted stock immediately lapse. However, if the Company’s Common Stock is no longer traded on a national securities exchange at the date of the Change in Control, a holder of options and/or shares of restricted stock has the right to require the Company to make a cash payment to such holder in exchange for the surrender of such options and/or restricted stock.

Amendment and Discontinuance.    The Stock Plan may be amended, altered or discontinued by the Board of Directors, but, except as specifically provided in the Stock Plan, no amendment, alteration or discontinuance may be made that would in any manner adversely affect any outstanding option or restricted stock award under the Stock Plan without the written consent of the holder. Except as expressly provided in the Stock Plan, the Stock Plan may not be amended without stockholder approval to the extent such approval is required by law or the rules of any securities exchange on which the Company’s Common Stock is then listed.

Federal Income Tax Consequences.

The following discussion is intended only as a brief discussion of the federal income tax rules relevant to options and restricted stock awards.

Nonqualified Stock Options.    Upon the grant of an option, the recipient will not recognize any taxable income and the Company will not be required to record any compensation expense. Upon the exercise of such an option, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the “spread”) will constitute compensation taxable to the holder as ordinary income. In determining the amount of the spread, the fair market value of the stock on the date of exercise is used, except that in the case of a holder subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally executive officers), the fair market value will generally be determined at the expiration of the six-month period, unless the holder elects to be taxed based on the fair market value at the date of exercise. Any such election (a “Section 83(b) election”) must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under Section 83(b) of the Code. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the compensation taxable to the holder as a result of exercise of the option in the Company’s taxable year in which the amount is included as income to the holder.

Restricted Stock.    A person who is granted a restricted stock award may make a Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares will be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the recipient does not make a Section 83(b) election, the grant will be taxed as ordinary income at the full fair market value of the shares on the date that the restrictions imposed on the shares lapse. Unless a holder makes a Section 83(b) election, any dividends paid on shares subject to restrictions are ordinary income to the holder and compensation expense to the Company. The Company is generally entitled to a tax deduction for any compensation income taxed to the holder, subject to the provisions of Section 162(m) of the Code.

Deferral Provisions.    The Stock Plan contains provisions that would allow the Compensation Committee to establish rules and procedures permitting Participants to elect to defer gains realized upon the exercise of Options or upon the lapse of restrictions with respect to Restricted Stock. Any such deferral elections will be in compliance with applicable tax law.

Plan Benefits

It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Stock Plan in future years. Such determinations are subject to the discretion of the Compensation Committee. However, grants of options and restricted stock awards to the Named Executives for each of the past three years are set forth in tables under “Executive Compensation” beginning on page 7 of this Proxy Statement.

Shareholder Vote Required; Board Recommendation

The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the amendment of the Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

APPROVAL OF ANNUAL MANAGEMENT INCENTIVE PLAN

Introduction

The Company’s Annual Management Incentive Plan (the “Incentive Plan”) was originally adopted in January 1993 and was restated in March 1998 to reflect certain amendments. As noted in the Compensation Committee’s Report on Executive Compensation beginning on page 13 of this Proxy Statement, Section 162(m) of the Code generally limits to $1,000,000 per covered executive the deductibility for federal income tax purposes of the annual compensation paid to a company’s chief executive officer and each of its other four most highly compensated executive officers (“Covered Executives”).

To assure that bonus payments under the Incentive Plan will qualify as “performance-based compensation” under Section 162(m) and, to the extent paid to Covered Executives, may be excluded from the $1,000,000 limit on deductibility imposed by Section 162(m), the Board of Directors recommended approval of, and the stockholders approved, the Incentive Plan at the 1998 Annual Meeting. The Board of Directors on January 16, 2003 adopted certain amendments to the Incentive Plan and, to assure its continued conformity to the requirements of Section 162(m), directed that the Incentive Plan, as restated to reflect those amendments, be submitted to stockholders for approval at the 2003 Annual Meeting.

Summary of the Incentive Plan

Set forth below is a summary of certain important features of the Incentive Plan, as so amended and restated, including, among other things, the performance measures, eligibility requirements and limitations on bonus awards contained therein. The summary is qualified in its entirety by reference to the full text of the amended and restated Incentive Plan, a copy of which is appended to this Proxy Statement as Annex B. All capitalized terms not defined in the summary are defined in the text of the Incentive Plan.

Purpose.    The purpose of the Incentive Plan is to increase management’s focus on specific performance goals for the Company with respect to safety, quality and net income. Each calendar year is a Performance Period under the Incentive Plan.

Administration.    The Incentive Plan will continue to be administered by the Compensation Committee of the Board of Directors, all of the members of which must be (i) “non-employee directors” within the meaning of and to the extent required by Rule 16b-3 under the Exchange Act, (ii) “independent directors” under the rules and regulations of the New York Stock Exchange, and (iii) “outside directors” within the meaning of Section 162(m). The Chairman of the Board or the Company’s Executive Management Committee designates who will participate in the Incentive Plan for each Performance Period, subject to approval of the Compensation Committee. The Compensation Committee also establishes and administers the performance goals which must be achieved for a Plan Member to receive a Performance Award, and certifies in writing that the criteria to receive a Performance Award have been satisfied. The Compensation Committee or the Executive Management Committee may remove any Plan Member from further participation in the Incentive Plan. The Compensation Committee and the Board of Directors have the authority to amend or terminate the Incentive Plan at any time.

Eligibility.    All elected officers and certain other nonrepresented salaried employees of the Company are eligible to be selected for participation in the Incentive Plan.

Performance Awards.    The Compensation Committee assigns each Plan Member who is a Covered Executive a Target Percentage and a Maximum Percentage. The Executive Management Committee assigns each other Plan Member a Target Percentage and a Maximum Percentage. A Plan Member’s Target Percentage is multiplied by the Plan Member’s annual base compensation for the Performance Period to arrive at the Plan Member’s target award if the Company achieves certain goals with respect to safety, quality and net income that are established by the Compensation Committee and approved by the Board of Directors. A Plan Member’s Maximum Percentage, which is two times his or her Target Percentage, is multiplied by his or her annual base compensation to determine his or her maximum award if the Company, in addition to meeting the goals for safety and quality, exceeds the established net income goal by a certain level as determined by the Compensation

Committee. If only the goal for safety is attained for a Performance Period, the Compensation Committee nevertheless would grant a Performance Award for safety only. The Compensation Committee may also identify one or more Covered Executives to participate in a Special Award. If an individual is selected to participate in the Special Award grant, the Compensation Committee establishes an objective formula based on net income that, if attained, would entitle such individual to a Special Award. At the conclusion of each Performance Period, the Compensation Committee, with respect to Covered Executives, and the Executive Management Committee, with respect to other Plan Members, determines the extent to which the performance goals have been met. The Compensation Committee and the Executive Management Committee, respectively, will then determine the target award or maximum award, and any Special Award, earned by each Plan Member. A Plan Member’s Performance Award for a Performance Period consists of the target award or maximum award, as the case may be, plus any Special Award, to which he or she may be entitled in respect of that Performance Period. No Performance Award may be paid to a Covered Executive except upon written certification by the Compensation Committee that the applicable performance goals have been satisfied. No Covered Executive may receive a Performance Award in excess of $5,000,000. Prior to the 2003 amendments to the Incentive Plan, the maximum Performance Award was $3,000,000. Each Performance Award is paid in cash in a single lump-sum.

Termination of Employment.    If during a calendar year a Plan Member dies, becomes disabled, or retires, the Plan Member (or the estate of such Plan Member in the case of death) is entitled under the Incentive Plan to the prorated amount of his or her Performance Award based on his or her period of participation during the year. If during a calendar year a Plan Member’s employment with the Company involuntarily terminates for any reason other than cause, the Plan Member may receive, in the discretion of the Compensation Committee with respect to Covered Executives and the Executive Management Committee with respect to other Plan Members a prorated amount of his or her Performance Award based on his or her period of participation during the year.

Leave of Absence.    If during a calendar year a Plan Member is absent from employment with the Company for a period of more than ninety (90) consecutive calendar days for any reason, the Plan Member’s participation in the Incentive Plan is suspended for the period exceeding ninety (90) days, and the Plan Member may receive, in the discretion of the Compensation Committee with respect to Covered Executives and the Executive Management Committee with respect to other Plan Members a prorated amount of his or her Performance Award based on his or her period of participation during the year.

Events of Forfeiture.    If a Plan Member is terminated for cause, or voluntarily terminates before any Performance Award Payment Date, no Performance Award to that Plan Member shall be paid under the Incentive Plan. If the Incentive Plan is terminated, no Performance Awards shall be paid to any Plan Member on or after the date of such action, unless the Compensation Committee expressly provides otherwise.

Federal Income Tax Consequences

A Plan Member who receives a Performance Award must include the amount of the Performance Award in his or her gross income in the year of receipt. The Company will withhold appropriate payroll or other taxes from a Performance Award.

Plan Benefits

It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Incentive Plan in future years. Such determinations are subject to future performance of the Company. However, the amounts previously paid under the Incentive Plan to those officers who were deemed Covered Executives as of December 31, 2002 are set forth in the bonus column of the Summary Compensation Table on page 7 of this Proxy Statement.

Stockholder Vote Required; Board Recommendation

The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED ANNUAL MANAGEMENT INCENTIVE PLAN.

APPROVAL OF LONG-TERM PERFORMANCE PLAN

Introduction

The Company’s Long-Term Performance Plan (the “Long-Term Plan”) was originally adopted by the Board of Directors in 1995 and was restated in March 1998 to reflect certain amendments. Payouts under the Long-Term Plan are subject to the $1,000,000 limitation on deductibility imposed by Section 162(m) of the Code with respect to Covered Executives.

To assure that payouts under the Long-Term Plan qualify as “performance based compensation” under Section 162(m) and, to the extent paid to Covered Executives, may be excluded from the $1,000,000 limit on deductibility imposed by Section 162(m), the Board of Directors recommended approval of, and the stockholders approved, the Long-Term Plan at the 1998 Annual Meeting. The Board of Directors on January 16, 2003 adopted certain amendments to the Long-Term Plan and, to assure its continued conformity to the requirements of Section 162(m), directed that the Long-Term Plan, as restated to reflect those amendments, be submitted to stockholders for approval at the 2003 Annual Meeting.

Summary of the Long-Term Plan

Set forth below is a summary of certain important features of the Long-Term Plan, as so amended and restated, including, among other things, the performance measures, eligibility requirements and limitations on awards contained therein. The summary is qualified in its entirety by reference to the full text of the Long-Term Plan, a copy of which is appended to this Proxy Statement as Annex C. All capitalized terms not defined in the summary are defined in the text of the Long-Term Plan.

Purpose.    The purpose of the Long-Term Plan is to increase management’s focus on the Company’s long-term performance relative to that of its principal competitors in the steel industry, to reward certain employees for enhancing the profitability of the Company over extended periods of time, and to further enhance the Company’s ability to retain the services of key executives. Each Performance Period under the Long-Term Plan consists of three consecutive calendar years.

Administration.    The Long-Term Plan is administered by the Compensation Committee of the Board of Directors, all of the members of which must be (i) “non-employee directors” within the meaning of and to the extent required by Rule 16b-3 of the Exchange Act, (ii) “independent directors” under the rules and regulations of the New York Stock Exchange” and (iii) “outside directors” within the meaning of Section 162(m). The Chairman of the Board, subject to the approval of the Compensation Committee, designates the Covered Employees who will participate in the Long-Term Plan in each Performance Period. The Compensation Committee also approves other Plan Members who are selected by the Company’s Executive Management Committee, establishes and administers the performance goals that must be achieved for Plan Members to receive Performance Awards, certifies in writing that the criteria to receive a Performance Award have been satisfied, determines the terms of the Performance Awards and may remove any Plan Member from further participation in the Long-Term Plan. The Compensation Committee and the Board of Directors have the authority to amend or terminate the Long-Term Plan at any time.

Eligibility.    All elected officers and certain other management employees of the Company are eligible to be selected for participation in the Long-Term Plan.

Performance Awards.    The Compensation Committee assigns each Plan Member who is a Covered Employee a Target Percentage. The Executive Management Committee assigns each other Plan Member a Target Percentage. A Plan Member’s Target Percentage is multiplied by his or her monthly rate of base salary for the last month of the relevant performance period, annualized to arrive at the Plan Member’s Target Amount. The Plan Member will be entitled to a certain percentage of his Target Amount (which may exceed 100%) if certain performance goals are attained by the Company. The performance goals are objective and based on a comparison of the Company’s earnings before interest expense, income taxes, depreciation, and amortization expense

(referred to as “EBITDA”) per ton of steel shipped (excluding special and unusual items), to EBITDA per ton shipped of the Company’s principal competitors (excluding special and unusual items). Prior to the January 2003 amendments, the Long-Term Plan’s performance goals were based on a comparison of the Company’s operating profit per ton of steel shipped (excluding special and unusual items) to operating profit per ton shipped (excluding special and unusual items) of the Company’s principal competitors. EBITDA is a better approximation of a company’s cash flow generation capability and is a commonly used measurement vehicle in the steel business and other businesses. The Long-Term Plan payouts in recent years would not have been, and in future years are not expected to be, materially different if computed on the basis of EBITDA per ton shipped versus operating profit per ton shipped.

At the conclusion of a particular Performance Period, the Compensation Committee, with respect to Covered Employees, and the Executive Management Committee, with respect to other Plan Members, determines the extent to which the performance goals have been met. The Compensation Committee and the Executive Management Committee, respectively, then determine the applicable percentage to be applied, and applies such percentage, to the Target Amount to determine the Performance Award to be received by the Plan Member. However, no payout may be made under the Long-Term Plan to a Covered Employee except upon written certification by the Compensation Committee that the applicable performance goals have been satisfied. No Covered Employee may receive a Performance Award under the Long-Term Plan in excess of $5,000,000. Prior to the 2003 amendments to the Long-Term Plan, the maximum Performance Award was $3,000,000.

Performance Awards may be paid in cash or in a combination of cash and shares of restricted stock, as determined by the Compensation Committee; provided, however, that no more than 50% of a Performance Award may be paid in the form of shares of restricted stock, which are valued for such purposes at their fair market value on the date the Compensation Committee approves the issuance of such shares. Shares of restricted stock issued as partial payment of Performance Awards under the Long-Term Plan are subject to the restrictions imposed by the Company’s Stock Incentive Plan on restricted stock awards under that plan. Those restrictions are summarized in the description of the Stock Incentive Plan set forth in this Proxy Statement beginning on page 18.

Termination of Employment.    If during a calendar year a Plan Member dies, becomes disabled, retires, or is involuntarily terminated for reasons other than cause, the Plan Member (or his or her estate in the case of death) is entitled under the Long-Term Plan to an amount equal to twice the amount paid or to be paid to the Plan Member on the Performance Award Payment Date occurring within that calendar year, less any amount actually paid to the Plan Member on such Performance Award Payment Date.

Events of Forfeiture.    If a Plan Member is terminated for cause, or voluntarily terminates his or her employment with the Company prior to any Performance Award Payment Date, no Performance Award may be paid under the Long-Term Plan. If the Long-Term Plan is terminated, no Performance Awards shall be paid to any Plan Member on or after the date of such action, unless the Compensation Committee expressly provides otherwise.

Federal Income Tax Consequences

Cash payouts under the Long-Term Plan are includible in a Plan Member’s gross income in the year of receipt. The Company will withhold appropriate payroll or other taxes from such cash payout. The federal income tax consequences of a restricted stock award are summarized in the description of the Stock Incentive Plan set forth in this Proxy Statement beginning on page 18.

Plan Benefits

It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the Long-Term Plan in future years. Such determinations are subject to future performance of the Company. However, the amounts paid under the Long-Term Plan to those officers who were deemed Covered Executives as of December 31, 2002 are set forth in the LTIP payouts column of the Summary Compensation Table on page 7 of this Proxy Statement.

Stockholder Vote Required; Board Recommendation

The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required to approve the Long-Term Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED LONG-TERM PERFORMANCE PLAN.

STOCKHOLDER PROPOSAL REGARDING FUTURE SEVERANCE AGREEMENTS

The Amalgamated Bank LongView MidCap 400 Index Fund, 15 Union Square, New York, NY 10003, the beneficial owner of 28,471 shares of the Company’s Common Stock as of December 2, 2002, through its attorney, has advised the Company that it intends to introduce the following proposal for consideration by the stockholders at the Annual Meeting of Stockholders:

RESOLVED: The shareholders of AK Steel Holding Corporation (“AK Steel”) urge the Board of Directors to seek shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executive’s base salary plus bonus. “Future severance agreements” include employment agreements containing severance provisions; retirement agreements; change in control agreements; and agreements renewing, modifying or extending existing such agreements. “Benefits” include lump-sum cash payments (including payments in lieu of medical and other benefits) and the estimated present value of periodic retirement payments, fringe benefits and consulting fees (including reimbursable expenses) to be paid to the executive.

Supporting Statement

The proponent of the proposal has furnished the following statement in support of the proposal:

AK Steel has entered in a series of severance agreements that provide compensation to its most senior executives if there is a reduction in salary, a significant adverse change in responsibilities, termination for reasons other than cause and other “triggering events” as set out in the agreement.

These agreements, commonly known as “golden parachutes,” contemplate paying covered executives three times their annual salary if the “triggering event” occurs within two years after a change in control of the company, and twice their annual salary in other covered situations.

Even when there is no change in control, covered executives are entitled to receive other benefits, including a lump sum payment of annual bonuses to which they would have been entitled during the applicable two- or three-year severance payment period; payment of long-term incentive awards earned but not paid; immediate vesting and lapse of all restrictions on restricted stock; the right for three years to exercise outstanding stock options; and continuing coverage under the company’s benefit plans for the two- or three-year period in question.

Severance agreements may be appropriate in some circumstances. Nonetheless, we believe that the potential cost of such agreements entitles shareholders to be heard when a company contemplates paying out at least three times the amount of an executive’s salary and bonus.

A shareholder approval requirement may induce restraint when parties negotiate such agreements. Moreover, if a change in control situation does occur, the reason may be that executives have not managed the company in ways that maximize shareholder value, a factor that argues against overly generous severance pay – or at least in favor of shareholders having a say on compensation in that situation.

It may not always be practical to obtain prior shareholder approval. Thus, AK Steel should have the option, in implementing this proposal, to seek approval after the material terms of the agreement are agreed upon. Institutional investors such as the California Public Employees Retirement System recommend shareholder approval of these types of agreements in its proxy voting guidelines. The Council of Institutional Investors favors shareholder approval if the amount payable exceeds 200% of the senior executives’ annual base salary.

We urge shareholders to vote FOR this proposal.

Directors’ Statement In Opposition

The Board of Directors believes that the proposal urging the Board to seek stockholder approval for future severance agreements with senior executives is not in the best interests of the Company and its stockholders and recommends a vote AGAINST the proposal.

The Board of Directors, through the Compensation Committee, an independent Board committee comprised of non-employee directors, oversees compensation. The Company’s executive compensation programs, including its severance agreements with its principal executive officers, are carefully evaluated by the Compensation Committee after consultation with, and review by, independent executive compensation consultants. These programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns. These programs, which have been developed to be consistent with those offered by other leading industrial companies of comparable size, link a significant portion of executive compensation to performance and to total stockholder return.

To compete for the best executive talent, many companies provide key executives with significant incentives. The Company, whose most distinguishing characteristic compared to its competitors is the quality of its management, believes it must respond to this competitive practice by offering its executives competitive employment packages to minimize the risk of losing them to other companies. Severance agreements, which are included in some of these packages in light of the competitive market for skilled executives in a highly challenging industry, provide financial security against possible job loss and, in the context of a change in control, allow the Company’s senior executives to assess a takeover bid objectively and to advise the Board whether the bid is in the best interests of the Company and its stockholders without regard to the potential impact of a takeover on an executive’s job security. Placing an arithmetic ceiling or restriction on what the Company may offer as a severance payment, or to require stockholder approval of the terms of a severance agreement, would significantly limit the Company’s ability to successfully attract new executives by making it difficult for the Company to provide a new executive with a competitive employment package in a timely manner. Moreover, such a “one-size-fits-all” approach would not be appropriate in the context of the Company’s impressive track record during a period of extraordinary difficulty within its industry.

Requiring stockholder approval of the terms of future severance agreements would also negatively impact the Company’s recruitment of key executives by requiring the premature public disclosure of confidential employment negotiations. It obviously would not be possible to obtain stockholder approval of the terms of a severance agreement before identifying, and reaching agreement with, the prospective executive to whom the severance agreement would be offered. Similarly, the Board of Directors believes that it would be impractical to follow the proponent’s suggestion that stockholder approval for future severance agreements could be obtained after the material terms were agreed upon. It is highly unlikely that an executive who is confidentially looking for a new job would be willing to engage in serious employment discussions with the Company under circumstances in which stockholder approval of a proposed severance agreement would be required before the agreement becomes effective. That premature disclosure could jeopardize the executive’s future with his or her current employer before that executive’s new position with the Company is secured. At a minimum, the need for approval at either a special meeting or the regular annual meeting of stockholders would result in delay and uncertainty for the prospective new executive and additional expense for the Company. In short, the Board of Directors believes that the risks created by the premature public disclosure of confidential employment negotiations, and the delays and the uncertainties that unquestionably would result from the need for stockholder approval, would make it significantly more difficult to recruit the best qualified candidates for the Company’s executive positions. It would put the Company’s employment offers at a significant disadvantage to the offers of competitors whose arrangements are not subject to stockholder approval, and could cause potential executives, particularly those who are most qualified and in demand, to pursue other opportunities rather than incur the risks, delays and uncertainties inherent in requiring stockholder approval of a key element of their employment arrangements.

The Compensation Committee, on an ongoing basis, devotes considerable time and effort to compensation issues, including the balance to be struck among various objectives of that program. The Board believes that it is ultimately in the stockholders’ best interests that the responsibility for this ongoing process continue to be vested in the Compensation Committee rather than being preempted and inhibited by a rigid arithmetic limitation, such as that reflected in the proposed resolution. An obligation to limit the value or to obtain stockholder approval of a severance provision would severely inhibit the Company’s ability to recruit and retain talented executives by impeding the Company’s ability to develop and negotiate agreements that address the competitive market, the Company’s needs and the individual nature of these situations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST APPROVAL OF THE PROPOSAL REGARDING FUTURE SEVERANCE AGREEMENTS (PROPOSAL NO. 5 ON THE PROXY CARD).

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

AND NOMINATIONS OF DIRECTORS

If a stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders and seeks to have the proposal included in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company no later than December 4, 2003. The proposal must also satisfy the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

The Company’s By-Laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. Notice of a stockholder proposal or director nomination for the 2004 Annual Meeting must be received by the Company no later than March 14, 2004 nor earlier than February 13, 2004 and must contain certain information and conform to certain requirements specified in the By-Laws. If the Chairman at the Annual Meeting determines that a stockholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard the proposal or nomination. In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2004 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the By-Laws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Any proposals, as well as any related questions, should be directed to the Corporate Secretary, AK Steel Holding Corporation, 703 Curtis Street, Middletown, Ohio 45043-0001.

OTHER MATTERS

The Company’s audited financial statements as of and for the year ended December 31, 2002, together with the report thereon of Deloitte & Touche LLP, independent public accountants, are included in the Company’s Annual Report on Form 10-K under the Securities Exchange Act of 1934. A copy of the 2002 Annual Report on Form 10-K is included in the Company’s 2002 Annual Report to Stockholders and is being furnished to stockholders together with this Proxy Statement.

The Board of Directors has selected Deloitte & Touche LLP as the Company’s independent accountants for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will respond to appropriate questions.

This Proxy Statement and the accompanying form of proxy will initially be mailed to stockholders on or about April 7, 2003, together with the 2002 Annual Report to Stockholders. In addition, the Company is requesting banks, brokers and other custodians, nominees and fiduciaries to forward these proxy materials and the accompanying reports to the beneficial owners of shares of the Company’s Common Stock held by them of record and will reimburse them for their reasonable out-of-pocket expenses for doing so. The Company has retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee estimated to be $7,500 plus out-of-pocket expenses. Solicitation of proxies also may be made by officers and employees of the Company. The cost of soliciting proxies will be borne by the Company.

The Board of Directors does not know of any matters to be presented at the meeting other than those set forth in the accompanying Notice of Meeting. However, if any other matters properly come before the meeting, it is intended that the holders of proxies will vote thereon in their discretion.

By order of the Board of Directors,

BRENDA S. HARMON

Secretary

Middletown, Ohio

April 7, 2003

Annex A

AK STEEL HOLDING CORPORATION

STOCK INCENTIVE PLAN

(as amended and restated as of January 16, 2003)

Article 1.    Amendment and Restatement, Purpose, and Duration.

1.1    Amendment and Restatement of the Plan.    AK Steel Holding Corporation, a Delaware corporation (the “Company”), previously established an incentive compensation plan known as the “AK Steel Holding Corporation Stock Incentive Plan” (the “Plan”). The Plan is hereby amended and restated as set forth in this document effective as of January 16, 2003. The Plan permits the grant of Nonqualified Stock Options and awards of Restricted Stock to directors, executive officers and key employees of the Company.

1.2    Purpose of the Plan.    The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to enhance the Company’s ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3    Duration of the Plan.    The Plan shall remain in effect until all Shares subject to it shall have been purchased or acquired or are no longer available for Awards according to the Plan’s provisions, subject to the right of the Board to terminate the Plan at any time pursuant to Article 10 herein. In no event may an Award be granted under the Plan on or after December 31, 2011. Termination of the Plan shall not affect the rights of any person under an outstanding Award Agreement unless otherwise specifically provided in such Award Agreement.

Article 2.    Definitions.

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a)	“Award” means either or both of an Option Award or a Restricted Stock Award.

(b)	“Award Agreement” means either or both of an Option Award Agreement or a Restricted Stock Award Agreement. A Participant is bound by the terms of an Award Agreement and this Plan by reason of accepting the benefits of the Award.

(c)	“Beneficial Owner” shall have the meaning ascribed to such term in Rule l3d-3 of the General Rules and Regulations under the Exchange Act.

(d)	“Beneficiary” means the person or persons named by a Participant to succeed to the Participant’s rights under any then unexpired Award Agreements. Each such designation shall: (i) revoke all prior designations by the same Participant; (ii) be in a form acceptable to the Committee; and (iii) be effective only when delivered to the Committee by the Participant in writing and during the Participant’s lifetime. No beneficiary shall be entitled to any notice of any change in a designation of beneficiary. In the absence of any such designation, the Participant’s estate shall be the beneficiary.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Cause” means a willful engaging in gross misconduct materially and demonstrably injurious to the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. “Willful” means an act or omission in bad faith and without reasonable belief that such act or omission was in or not opposed to the best interests of the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. “Cause” shall be determined in good faith by the Committee.

(g)	“Change in Control” shall be deemed to have occurred if:

(i)	any person (other than a trustee or other fiduciary holding securities under an employee benefit plan in which employees of the Company participate) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)	during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board, including for this purpose any new Director of the Company (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this Subsection (g)) whose election by the Board or nomination for election by the shareholders of the Company was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

(iii)	the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation) or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)	“Committee” means the committee, as specified in Article 3, appointed by the Board to administer the Plan.

(j)	“Company” means AK Steel Holding Corporation, a Delaware corporation, or any successor thereto, as provided in Article 13 herein.

(k)	“Director” means any individual who is a member of the Board and who is not an Employee.

(l)	“Disability” means a physical or mental condition which, in the judgment of the Committee, renders a Director unable to serve or an Employee unable to perform the duties of his position with the Company or, in the case of an Employee, the duties of another available position with the Company for which the Employee is suited by education, background and training. Any Employee found to be qualified for disability benefits under AK Steel Holding Corporation’s long term disability plan or by the Federal Social Security Administration will be considered to be disabled under this Plan, but qualification for such benefits shall not be required as evidence of disability hereunder.

(m)	“Employee” means any common law employee of the Company or any subsidiary or affiliate thereof, including AK Steel Corporation. A Director is not an Employee solely by reason of his position as a Director and, unless otherwise employed by the Company, shall not be considered to be an Employee under this Plan.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(o)	“Fair Market Value” shall mean:

(i)	if the Shares are traded on an established United States national stock exchange or in the United States over-the-counter market with prices reported on the NASDAQ, the average of the highest and lowest sales prices for Shares on the relevant date (or, if there were no sales of Shares on such date, the weighted average of the mean between the highest and lowest sale prices for Shares on the nearest preceding trading day on which there were sales of Shares); and

(ii)	if the Shares are not traded as described in clause (i), the fair market value of such Shares on the relevant date, as determined in good faith by the Board.

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(p)	“Insider” shall mean an Employee who is, on the relevant date, an executive officer or ten percent (10%) Beneficial Owner of the Company, as defined under Section 16 of the Exchange Act, or a Director.

(q)	“Nonqualified Stock Option” or “Option” means an option to purchase Shares from the Company at a price established in an Option Award Agreement. No incentive stock option within the meaning of Code Section 422 may be granted under this Plan.

(r)	“Option Award” means, individually or collectively, a grant under this Plan of a Nonqualified Stock Option.

(s)	“Option Award Agreement” means an agreement setting forth the terms and provisions applicable to an Option Award granted to a Participant under this Plan.

(t)	“Option Price” means the price at which a Share may be purchased by a Participant under the terms of an Option Award Agreement.

(u)	“Par Value” shall mean the designated par value of one Share.

(v)	“Participant” means any Director or Employee who possesses an unexpired Award granted under the Plan.

(w)	“Restricted Stock” means Shares granted to a Participant subject to certain restrictions on the Participant’s right to sell, transfer, assign, pledge, encumber or otherwise alienate or hypothecate the Shares except in accordance with the terms of this Plan.

(x)	“Restricted Stock Award” means, individually or collectively, a grant under this Plan of Shares of Restricted Stock.

(y)	“Restricted Stock Award Agreement” means an agreement setting forth the terms and provisions applicable to a Restricted Stock Award of Shares under this Plan.

(z)	“Retirement” shall mean termination of employment with the Company and any affiliate of the Company with eligibility to immediately commence to receive a pension under the Company’s noncontributory defined benefit pension plan as in effect on the Employee’s termination date. For a Participant who is not participating in such plan, Retirement shall mean any termination of employment with the Company which would have entitled such Participant to be eligible to immediately commence to receive a pension under the Company’s non-contributory defined benefit pension plan had the Participant been a participant.

(aa)	“Shares” means the shares of voting common stock of the Company.

Article 3.    Administration.

3.1    The Committee.    The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time-to-time by, and shall serve at the sole discretion of, the Board. The Committee shall be comprised solely of Directors who: (a) are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act, (b) are “independent directors” as defined in the rules and regulations of the New York Stock Exchange, and (c) are “outside directors” within the meaning of Section 162(m) of the Code and related regulations.

The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent

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shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option Award or Restricted Stock Award granted hereunder.

3.2    Authority of the Committee.    The Committee shall have full power, subject to the provisions of this Plan, except as limited by law or by the Articles of Incorporation or Bylaws of the Company: (a) to determine the size and types of Awards (except as to Awards to Directors which shall be limited to the size and shall be subject to the conditions expressly permitted by this Plan); (b) to determine the terms and conditions of each Award Agreement in a manner consistent with the Plan; (c) to construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) to establish, amend, or waive rules and regulations for the Plan’s administration; and, (e) subject to the provisions of Article 10 herein, to amend the terms and conditions of any outstanding Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority hereunder to the extent permitted by law. In no event shall a Director who is a Participant vote in any matter related solely to such Director’s Award under this Plan.

3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Employees, Participants, and their estates, beneficiaries or assignees. In all cases, Awards to Directors shall be subject to the same terms, conditions and interpretations applicable generally to Awards to non-Director Participants.

3.4    Arbitration.    Each Participant who is granted an Award hereunder agrees as a condition of the Award to submit to binding arbitration any dispute regarding the Plan or any Award made under the Plan, including by way of illustration and not limitation, any decision of the Committee or any action of the Company respecting the Plan. Such arbitration shall be held in accordance with the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Participant. If the Participant objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Participant, then the Company and the Participant shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Participant shall share equally the cost of arbitration. No Company agreement of indemnity, whether under the Articles of Incorporation, the By-Laws or otherwise, and no insurance purchased by the Company shall apply to pay or reimburse any Participant’s costs of arbitration.

Article 4.     Shares Subject to Grant Under the Plan.

4.1    Number of Shares.    Subject to adjustment as provided in this Section and in Section 4.3, an aggregate of 16,000,000 Shares shall be available for the grant of Option Awards and Restricted Stock Awards under the Plan (hereinafter called the “Share Pool”); provided, however, that no Employee may be granted Awards under the Plan in any calendar year with respect to more than 600,000 Shares. The Committee, in its sole discretion, shall determine the appropriate division of the Share Pool as between Option Awards and Restricted Stock Awards. Shares issued upon exercise of any Award may be either authorized and previously unissued Shares or reacquired Shares.

The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(a)	the grant of an Award to an Employee shall reduce the Shares available in the Share Pool for grant under the Plan by the number of Shares subject to the Award; and

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(b)	to the extent that an Option is settled in cash rather than by the delivery of Shares, the Share Pool shall be reduced by the number of Shares represented by the cash settlement of the Option (subject to the limitation set forth in Section 4.2 herein).

4.2    Lapsed Awards.    If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares then subject to such Award again shall be available for grant under the Plan and shall return to the Share Pool.

4.3    Adjustments in Authorized Shares.    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an appropriate adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to any then unexercised and outstanding Awards, as determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be a whole number.

4.4    Rights as a Shareholder.    No person shall have any rights as a shareholder with respect to Shares subject to an Option Award until the date the Company receives full payment of the Option price, including any sum due for withholding pursuant to Section 6.6. A person who has Restricted Shares shall have the rights of an owner of Shares, except to the extent those rights are expressly limited by then applicable restrictions on transfer contained in this Plan and the Restricted Stock Award Agreement.

Article 5.    Eligibility and Participation.

5.1    Eligibility.    Directors who are not Employees, officers who are Employees, and Employees who are not officers but who are recommended by the Chairman of the Board shall be eligible to be Participants in this Plan.

5.2    Participation.    A person who is eligible to be a Participant shall become a Participant upon receipt of an Award in accordance with the terms of this Plan.

Article 6.    Stock Options.

6.1    Grant of Options.

(a)	Options may be granted to an eligible Employee at any time and from time to time as shall be determined by and in the sole discretion of the Committee, subject to the provisions of Section 4.1.

(b)	Options with respect to ten thousand (10,000) Shares shall be granted to each Director who is not employed by the Company on the date of his or her election to the Board, subject to the following terms and conditions:

(i)	the Option Price described in Section 6.3 shall be the Fair Market Value of the Shares on the date of grant;

(ii)	the Options shall be exercisable in accordance with Section 6.4 until the tenth (10th) anniversary of the date of grant;

(iii)	the restriction on the right to exercise the Options in accordance with Section 6.5(a) shall lapse on the first anniversary of the date of the Option Award;

(iv)	for the purposes of this Plan, death shall be treated as death while employed under Section 6.8(a)(i); Disability or Retirement from the Board shall be subject to the provisions of Sections 6.8(b) and (c); failure to be reelected shall be an involuntary termination subject to the terms of Section 6.8(d)(i); and resignation or failure to stand for reelection shall be deemed to be a voluntary termination subject to the terms of Section 6.8(e); and

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(v)	the limited right of transferability shall be granted in accordance with Section 6.7.

Except as above modified or interpreted, the provisions of this Section 6 shall apply to Directors in the same manner it applies to others.

6.2    Option Award Agreement.    Each Option shall be granted pursuant to a written Option Award Agreement, signed by the appropriate member of the Committee or its designee, and specifying the terms and conditions applicable to the Options granted including: the Option Price; the period during which the Option may be exercised; the number of Shares to which the Option pertains; the conditions under which the Option is exercisable; and such other provisions as the Committee may from time to time determine. The Option Agreement also shall specify that the Option is intended to be a Nonqualified Stock Option whose grant is intended not to fall under the provisions of Code Section 422.

6.3    Option Price.    The Option Price for each Share subject to purchase shall be determined by the Committee and stated in the Option Award Agreement but in no event shall be less than the Fair Market Value of the Shares on the date of grant of the Award.

6.4    Duration of Options.    Each Option shall be exercisable for such period as the Committee shall determine at the time of grant. No Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

6.5    Exercise of Options.

(a)	Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. No Option shall be exercisable prior to six (6) months following the date of its grant. The Committee may provide, by rule or regulation or in any Option Award Agreement, that the exercisability of an Option may be accelerated or extended under various circumstances to a date not later than the latest expiration date permitted in accordance with Section 6.4.

(b)	Each Option shall be exercisable only by delivery to the Committee in care of the Secretary of the Company of a written notice of exercise in such form as the Committee may require. A notice of exercise shall: specify the number of shares to be purchased, shall be signed by the Participant or holder of the Option and shall be dated the date the signature is affixed.

6.6    Payment.    A written notice of exercise shall be accompanied by full payment for the Shares to be purchased. Subject to the provisions of Article 11, payment shall include any income or employment taxes required to be withheld by the Company from the employee’s compensation with respect to the Shares so purchased.

(a)	The Option Price upon exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares so tendered shall have been held by the Participant for at least six (6) months prior to such tender), in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof, or (iii) by a combination of (i) and (ii).

(b)	The Committee also may allow cashless exercises as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

(c)	As soon as practicable after receipt of a written notice of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased.

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6.7    Restrictions on Transferability.    Except to the extent permitted under this Section 6.7, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, the right to purchase Shares subject to an Option Award may be transferred, in whole or in part, by a Participant during a Participant’s lifetime, to a Participant’s spouse, child or grandchild, or to the trustee of a testamentary or other grantor trust established primarily for the benefit of a Participant’s spouse, child or grandchild; provided that:

(a)	A transfer shall only be effective upon receipt by the Secretary of the Company, on behalf of the Committee, of written notice of transfer in such form as the Committee may require;

(b)	A notice of transfer shall: (i) identify the name, address and relationship of the transferee to the Participant; (ii) identify the Option Award which is the subject of the transfer, the number of Shares transferred and the consideration paid, if any, for the transfer; (iii) in the case of a transfer to a trustee, include evidence satisfactory to the Committee that under the terms of the trust the transfer is for the exclusive benefit of a Participant’s spouse, child or grandchild; and (iv) include a copy of the authorized signature of each person who will have the right to exercise the option to purchase and all information relevant to the rights transferred; and

(c)	A transferee may not transfer any rights. Upon the transferee’s death, all rights shall revert to the Participant.

The Committee may impose such additional restrictions on transferability as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment.    Except as hereinafter provided, Options granted under the Plan may not be exercised by any person, including a transferee of any rights under an Option Award, unless the Participant is then in the employ of the Company and unless the Participant has remained continuously so employed since the date of grant of the Option. Unless otherwise provided by the Committee and subject to the duration established in accordance with Section 6.4, Options shall be exercisable in the following circumstances:

(a)	in the case of a Participant’s death:

(i)	while employed by the Company, by the Beneficiary or representative during a period of three (3) years following the date of the Participant’s death; and in such a case may be exercised even before expiration of the six (6)-month or longer period established in accordance with Section 6.5(a); or

(ii)	after his Retirement, but before the third anniversary of his Retirement, by the Beneficiary or representative on or before the third anniversary of his Retirement;

(b)	in the case of the Participant’s Disability, by the Participant or by the Participant’s appointed representative during a period of three (3) years following the date of the Participant’s last day worked;

(c)	in the case of the Participant’s Retirement, by the Participant during a period of three (3) years following the date of the Participant’s last day worked;

(d)	in the case of a Participant’s involuntary termination of employment:

(i)	for reasons other than Cause, by the Participant during a period of three (3) years following the date of the Participant’s last day worked; or

(ii)	for Cause, by the Participant on or before his last day worked whether or not the Committee has made its final determination that there is Cause for termination as of that last day worked; and

(e)	in the case of a Participant’s voluntary termination of employment, his last day worked.

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Article 7.    Restricted Stock.

7.1    Restricted Stock Awards.    Restricted Stock Awards may be made at any time while the Plan is in effect. Such Awards may be made to any Director or Employee whether or not prior Restricted Stock Awards have been made to said person.

7.2    Notice.    The Committee shall promptly provide each Participant with written notice setting forth the number of Shares covered by the Restricted Stock Award and such other terms and conditions relevant thereto, including the purchase price, if any, to be paid for the Shares by the Recipient of the Award, as may be considered appropriate by the Committee.

7.3    Restrictions on Transfer.    The purpose of these restrictions is to provide an incentive to each Participant to continue to provide services to the Company and to perform his or her assigned tasks and responsibilities in a manner consistent with the best interests of the Company and its stockholders. The Shares awarded pursuant to the Plan shall be subject to the following restrictions:

(a)	Stock certificates evidencing shares shall be issued in the sole name of the Participant (but may be held by the Company until the restrictions shall have lapsed in accordance herewith) and shall bear a legend which, in part, shall provide that:

“The shares of common stock evidenced by this certificate are subject to the terms and restrictions of the AK Steel Holding Corporation Stock Incentive Plan. These shares are subject to forfeiture or cancellation under the terms of said Plan. These shares may not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Secretary of the Company upon request.”

(b)	No Restricted Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless, until and then only to the extent that said restrictions shall have lapsed in accordance with Section 7.4.

7.4    Lapse of Restrictions.    The restrictions set forth in Section 7.3 will lapse only if, on the date restrictions are to lapse in accordance with this Section 7.4, the Participant has been continuously employed by the Company or has been a Director from the time of the Restricted Stock Award to such date of lapse. If the lapse schedule would result in the lapse of restrictions in a fractional share interest, the number of shares will be rounded down to the next lowest number of full shares for each of the first two lapse dates, with the balance to relate to the final lapse date. Unless otherwise provided by the Board:

(a)	with respect to a Restricted Stock Award to an Employee, the restrictions set forth in Section 7.3 shall lapse with respect to twenty-five percent (25%) of the Shares subject thereto on the second anniversary of the date of the Award; and with respect to an additional twenty-five percent (25%) of the Shares subject thereto on each of the third, fourth and fifth anniversaries of the date of the Award; and

(b)	with respect to a Restricted Stock Award to a Director, the restrictions set forth in Section 7.3 shall lapse upon completion of the full tenure for which the Director was elected to serve on the Board.

7.5    Vesting and Forfeiture.    Upon the lapse of the restrictions set forth in Section 7.3 with respect to Shares covered by a Restricted Stock Award, ownership of the Shares with respect to which the restrictions have lapsed shall vest in the holder of the Award. In the event of termination of an Employee’s employment, or in the event a Director fails to complete his or her full tenure on the Board, all Shares then still subject to the restrictions described in Section 7.3 shall be forfeited by the Participant and returned to the Company for cancellation, except as follows:

(a)

Restrictions with respect to Shares covered by an outstanding Restricted Stock Award held by a Director shall lapse upon the date of his or her mandatory retirement from the Board by reason of age. In the case of an Employee’s retirement, the Committee may in its sole discretion elect to waive all or

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any portion of the restrictions remaining in respect of a Restricted Stock Award held by that employee. Any outstanding restrictions shall lapse in case of death or Disability of the holder of a Restricted Stock Award. Evidence of Disability will be entitlement to disability income benefits under the Federal Social Security Act; and

(b)	The Committee may at any time in its sole discretion accelerate or waive all or any portion of restrictions remaining in respect of the Shares covered by an outstanding Restricted Stock Award (to the extent not waived pursuant to paragraph (a) above). This authority may be exercised for any or all Participants; provided that the waiver in any particular case shall not bind the Committee in any other similar case, it being the intention of the Company to grant the Committee the broadest possible discretion to act or to refuse to act in this regard. Any such action taken on behalf of a Director shall require the unanimous consent of all Directors (excluding the Director for whose benefit the action is taken) then in office.

7.6    Rights as Stockholder.    Upon issuance of the stock certificates evidencing the Restricted Stock Award and subject to the restrictions set forth in Section 7.3 hereof, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares of Restricted Stock represented by that Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

7.7    Awards to Directors.    Except as otherwise determined by majority vote of the Board with respect to any calendar year, fifty percent (50%) of each Director’s annual retainer fee for services on the Board shall be paid in the form of a Restricted Stock Award, and each Director may elect, according to procedures established by the Committee, to have more than fifty percent (50%) of his annual retainer fee, and/or all or a portion of any other fees to be earned in the calendar year for his services on the Board, paid to him by means of Restricted Stock Awards. Such Restricted Stock Awards shall be made effective as of December 31 to Directors then serving. Any Director who leaves the Board during the calendar year shall be paid in cash for services rendered during said year.

Article 8.    Rights of Employees.

8.1    Employment.    Nothing in the Plan shall: (a) interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time; (b) confer upon any Participant any right to continue in the employ of the Company or its subsidiaries; or (b) be evidence of any agreement or understanding, express or implied, that the Company will employ any Participant in any particular position at a particular rate of compensation or for any particular period of time.

8.2    Participation.    Nothing in this Plan shall be construed to give any person any right to be granted any Award other than at the sole discretion of the Committee or as giving any person any rights whatsoever with respect to Shares except as specifically provided in the Plan. No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 9.    Change in Control.

Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of this Article 9:

(a)	any and all outstanding Options previously granted hereunder, if not then exercisable, shall become immediately exercisable and any restrictions on the transfer of Shares of Restricted Stock shall lapse and expire effective as of the date of the Change in Control;

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(b)	subject to Article 10 herein, the Committee shall have the authority to make any modifications to any Option Award determined by the Committee to be appropriate before the effective date of the Change in Control; and

(c)	if the Shares are no longer traded over a national public securities exchange following a Change in Control:

(i)	Participants holding Options shall have the right to require the Company to make a cash payment to them in exchange for their Options. Such cash payment shall be contingent upon the Participant’s surrendering the Option. The amount of the cash payment shall be determined by adding the total “spread” on all outstanding Options. For this purpose, the total “spread” shall equal the difference between: (1) the higher of (i) the highest price per Share paid or offered in any transaction related to a Change in Control of the Company; or (ii) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period preceding a Change in Control; and (2) the Option Price applicable to each Share held under Option; and

(ii)	Participants holding Shares of Restricted Stock shall have the right to require the Company to make a cash payment to them in exchange for their Restricted Stock. Such cash payment shall be contingent upon the Participant’s surrendering the Restricted Stock. The amount of the cash payment shall be not less than the higher of (1) the highest price per Share paid or offered in any transaction related to a Change in Control of the Company; or (2) the highest Fair Market Value per Share at any time during the ninety (90) calendar day period preceding a Change in Control.

Article 10.    Amendment, Modification, and Termination.

10.1    Amendment, Modification, and Termination.    The Board may at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part; provided, that no amendment that (a) requires shareholder approval in order for this Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, or (b) would modify the provisions of Section 3.1 or the first paragraph of Section 4.1 of this Plan, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

10.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award. If consent is not given, the Award shall continue in force in accordance with its terms without modification.

Article 11.    Withholding.

11.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, (including the Participant’s FICA obligation, if any) required by law to be withheld with respect to any taxable event arising or as a result of this Plan. Failure to cooperate with the Company in paying any such withholding shall cause the cancellation of the Shares subject to the taxable transaction without liability for such cancellation.

11.2    Share Withholding.    With respect to withholding required upon the exercise of Options or the vesting of Shares under a Restricted Stock Award, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant. In addition to the foregoing requirements, an Insider may elect Share withholding only if such election is made in compliance with Section 16 of the Exchange Act.

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Article 12.    Indemnification.    The Company shall indemnify and hold harmless each member of the Committee, or of the Board, against and from any loss, cost, liability or expense, including reasonable attorney’s fees and costs of suit, that may be imposed upon or reasonably incurred by the member in connection with or resulting from any claim, action, suit, or proceeding to which the member may be a party defendant or in which the member may be involved as a defendant by reason of any action taken or any failure to act under the Plan and against and from any and all amounts paid in settlement thereof or paid in satisfaction of any judgment in any such action, suit, or proceeding against the member, provided that the member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it or agrees to any settlement of the claim. The foregoing right of indemnification shall be in addition to, and not exclusive of, any other rights of indemnification to which the member may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise. This right shall not extend to any action by a Director as a claimant of rights under the Plan, whether on the Director’s behalf or on behalf of a class of persons which would include the Director, unless filed in the form of a declaratory judgment seeking relief for the Company or the Plan.

Article 13.    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 14.    Listing of Shares and Related Matters.    If at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Option or the issuance of Shares thereunder or the granting of a Restricted Stock Award, no Option that is the subject of such Award may be exercised in whole or in part and no certificates may be issued or reissued in respect of any Restricted Stock that is the subject of such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

Article 15.    Deferral Elections.    The Committee may permit a Participant to elect to defer his or her receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, or due to the lapse of restrictions with respect to Restricted Stock, awarded under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, but not limited to: (a) the payment or crediting, with respect to deferred amounts credited in cash, of reasonable interest or other investment return determined with reference to any investment performance measurement selected by the Committee from time to time, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share units, and (c) the Participant’s rights with respect to the Options and/or Restricted Stock subject to such deferral election during the period between the Participant’s deferral election and the exercise of the Options or the lapse of restrictions with respect to the Restricted Stock.

Article 16.    Legal Construction.

16.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.2    Severability.    If any provision of the Plan shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid or unenforceable provision had not been included. Unless otherwise specifically provided in a final order by a court of competent jurisdiction, no such judicial determination shall deprive a Participant of the economic advantage, if any, of unexpired Options under any Option Award Agreement or of Shares of Restricted Stock then subject to

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restrictions under the terms of the Plan or the Restricted Stock Award Agreement. If any such judicial determination does or would have an adverse impact then the Company shall assure the Participant of the right to receive cash in an amount equal to the value of any Award under the Plan prior to the determination of its invalidity in the same manner as if such Award was lawful and the benefit granted thereunder could be enjoyed in accordance with the terms of the Award.

16.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.4    Securities Law Compliance.    With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule l6b-13 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. The obligations of the Company to issue or transfer Restricted Shares awarded pursuant to the Plan or Option Shares upon exercise of an Option shall be subject to: compliance with all applicable governmental rules and regulations, and administrative action; the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Company; and the condition that listing requirements (or authority for listing upon official notice of issuance) for each stock exchange on which outstanding shares of the same class may then be listed shall have been satisfied.

16.5    Governing Law.    To the extent not preempted by Federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

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Annex B

AK STEEL CORPORATION

ANNUAL MANAGEMENT INCENTIVE PLAN

(as amended and restated as of January 16, 2003)

Introduction

The name of this plan is the AK Steel Corporation Annual Management Incentive Plan (the “Plan”). AK Steel Corporation (the “Company”) adopted the Plan in 1994 to enhance the Company’s focus on specific performance goals with respect to net income, safety, and quality. The Plan is hereby amended and restated as set forth in this document.

The Plan is a payroll practice intended to motivate selected employees to meet certain performance goals. The Plan is not intended to be an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the Plan shall be interpreted, administered and enforced to the extent possible in a manner consistent with that intent. Any obligations under the Plan shall be the joint and several obligations of AK Steel Holding Corporation, the Company, and each of their respective subsidiaries and affiliates. The Plan is designed to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

1.    Administration of the Plan.

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall consist of not less than two members of the Board who shall be appointed from time to time by, and shall serve at the discretion of, the Board. Each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and related regulations, an “independent director” as defined in the rules and regulations of the New York Stock Exchange, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Human Resources Department of the Company shall maintain records of authorized participants for each period described in paragraph 4 below (the “Performance Period”).

2.    Participation.

Certain nonrepresented salaried employees of the Company (“Plan Member” or “Plan Members”) shall be eligible to participate in this Plan upon selection by the Chairman of the Board or his delegate, the Executive Management Committee (the “EMC”), subject to the approval and/or review from time to time by the Committee. The EMC shall consist of the Company’s Chief Executive Officer, President, Vice President—Human Resources, and such other individuals as may be designated from time to time by the Chief Executive Officer. Notwithstanding the foregoing, any covered employee as defined in Section 162(m)(3) of the Code (“Covered Employee”), shall be designated to participate in the Plan by the Committee in writing within the time period prescribed by Section 162(m) of the Code and related regulations.

3.    Bonus Opportunity Targets.

Each Plan Member shall be assigned a Bonus Opportunity Target Percentage (“Target Percentage”) and a Bonus Opportunity Maximum Percentage (“Maximum Percentage”) at the time he is selected for participation in this Plan based on his position in the Company and/or his overall contribution to the Company. A Plan Member’s Target Percentage and/or Maximum Percentage may be changed from time to time at the discretion of the Committee or the EMC. Notwithstanding the foregoing, the Committee shall assign or change, in writing, the Target Percentage and Maximum Percentage for any Covered Employee for a particular Performance Period within the time period prescribed by Section 162(m) of the Code and related regulations.

A Plan Member’s Target Percentage with respect to any Performance Period is the percentage of his annual base compensation (as defined below) that may be awarded to him by the Company as additional compensation if the Company achieves certain goals as determined by the Committee and approved by the Board with respect to net income (excluding special, unusual and extraordinary items), safety, and quality. A Plan Member’s Maximum Percentage, which is two times his Target Percentage, is the percentage of his annual base compensation that may be awarded if the Company achieves for the Performance Period not only the established safety and quality goals, but exceeds the established net income goal by a certain level as determined by the Committee. A Plan Member’s annual base compensation for purposes of this Plan shall be his actual base salary paid during the relevant Performance Period.

Any amount awarded to a Plan Member under this Plan shall be referred to herein as a “Performance Award.” If a Plan Member is designated to participate in the Plan after the commencement of a Performance Period, such individual’s Performance Award will be prorated based on his period of participation in the Plan during such Performance Period.

4.    Performance Periods.

Each Performance Period shall be the twelve-month period commencing on January 1 and ending on the following December 31.

5.    Performance Award Payment Date.

The Performance Award Payment Date is the date on which any Performance Awards are paid to Plan Members, which date shall not be more than 120 days following the last day of each Performance Period. Before any Performance Award is paid to a Covered Employee, the Committee shall certify in writing that the criteria for receiving a Performance Award pursuant to the terms of the Plan have been satisfied.

6.    Performance Award Determination.

For each Performance Period, the Committee shall assign, in writing, with respect to each of the performance factors of net income, safety, and quality, a threshold goal, a target goal, and, with respect to the net income factor, the level which if exceeded will result in the maximum Performance Awards being made. If the threshold goals are not met, no Performance Awards shall be made. Achievement of performance between the threshold and target goals shall result in Performance Awards being made. The threshold and target goals, and the level of net income required to achieve the maximum Performance Awards, shall be communicated in writing to Covered Employees no later than the time period prescribed by Section 162(m) of the Code and related regulations. Different threshold and target goals may apply with respect to a specific plant, department, or area of the Company. Notwithstanding the foregoing, Performance Awards may be granted with respect to achievement of the threshold goal for safety even if the threshold goal for net income for the Performance Period is not achieved.

The Committee may establish such other parameters and procedures for determining Performance Awards as it deems appropriate with respect to any Performance Period. The maximum Performance Award (including any special Performance Award pursuant to paragraph 7 below) that may be paid to any Covered Employee with respect to any Performance Period shall be $5 million. The Committee may delegate the calculation of Performance Awards to the Company’s Chief Financial Officer, subject to the Committee’s supervision.

7.    Special Awards to Covered Employees.

Subject to the provisions of paragraph 6 above, the Committee may grant with respect to any Performance Period a special Performance Award to any Covered Employee if a specified level of net income (excluding special, unusual and extraordinary items) is achieved by the Company. The level of net income required to achieve any such award and the amount of any such award shall be established by the Committee in writing within the time period prescribed by Section 162(m) of the Code and related regulations.

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8.    Form of Payment.

All Performance Awards will be paid in a single lump-sum payment in cash. The Company will withhold such payroll or other taxes as it determines to be necessary or appropriate.

9.    Occurrence of Events During Performance Period.

a.    Termination of Employment.

If during a Performance Period a Plan Member dies, becomes totally and permanently disabled, or retires, the Plan Member (or his estate in the case of death) shall be entitled under this Plan to a prorated Performance Award, if any, based on his period of participation during such Performance Period. If during a Performance Period a Plan Member’s employment with the Company involuntarily terminates for any reason other than for cause, the Plan Member may receive, in the sole discretion of the Committee or the EMC, a prorated Performance Award, if any, based on his period of participation during such Performance Period. If a Plan Member is terminated for cause, as cause may be defined by the Committee or the EMC, or if a Plan Member voluntarily terminates before any Performance Award Payment Date, no Performance Award shall be paid under this Plan.

b.    Removal from the Plan.

A Plan Member may be removed from further participation in this Plan by the Committee or the EMC and such removal shall be effective as of the date determined by the Committee or the EMC. In such a case, the Plan Member may receive, in the sole discretion of the Committee or the EMC, a prorated Performance Award, if any, based on his period of participation during the Performance Period in which his removal occurs.

c.    Leave of Absence.

If during a Performance Period, a Plan Member is absent from employment with the Company for a period of more than ninety (90) consecutive calendar days for any reason, the Plan Member’s participation in the Plan will be suspended for the period of such absence exceeding ninety (90) days, and he may receive, in the sole discretion of the Committee or the EMC, a prorated Performance Award, if any, based on his period of participation during such Performance Period.

10.    Source of Benefits.

The Company shall make any cash payments due under the terms of this Plan directly from its assets. Nothing contained in this Plan shall give or be deemed to give any Plan Member or any other person any interest in any property of the Company, nor shall any Plan Member or any other person have any right under this Plan not expressly provided by the terms hereof, as such terms may be interpreted and applied by the Committee in its discretion.

11. Liability	of Officers and Plan Members.

No current or former employee, officer, director or agent of AK Steel Holding Corporation or of the Company shall be personally liable to any Plan Member or other person to pay any benefit payable under any provision of this Plan or for any action taken by any such person in the administration or interpretation of this Plan.

12.    Unsecured General Creditor.

The rights of a Plan Member (or his beneficiary in the event of his death) under this Plan shall only be the rights of a general unsecured creditor of the Company, and the Plan Member (or his designated beneficiary) shall not have any legal or equitable right, interest, or other claim in any property or assets of the Company by reason of the establishment of this Plan.

13.    Arbitration.

Any dispute under this Plan shall be submitted to binding arbitration subject to the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Plan Member. If the Plan Member objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Plan Member, then the Company and the Plan Member shall each select an

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arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Plan Member shall share equally the costs of arbitration. No Company agreement of indemnity, whether under its Articles of Incorporation, the bylaws or otherwise, and no insurance by the Company, shall apply to pay or reimburse any Plan member’s costs of arbitration.

14.    Amendment or Termination of Plan.

The Board expressly reserves for itself and for the Committee the right and the power to amend or terminate the Plan at any time. In such a case, unless the Committee otherwise expressly provides at the time the action is taken, no Performance Awards shall be paid to any Plan Member on or after the date of such action.

15.    Miscellaneous.

a.    Assignability.

Plan Members shall not alienate, assign, sell, transfer, pledge, encumber, attach, mortgage, or otherwise hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder. No part of the amounts payable hereunder shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance, nor shall any person have any other claim to any benefit payable under this Plan as a result of a divorce or the Plan Member’s, or any other person’s bankruptcy or insolvency.

b.    Obligations to the Company.

If a Plan Member becomes entitled to payment of any amounts under this Plan, and if at such time the Plan Member has any outstanding debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts against the amounts otherwise payable under this Plan. Such determination shall be made by the Committee or the Board.

c.    No Promise of Continued Employment.

Nothing in this Plan or in any materials describing or relating to this Plan grants, nor should it be deemed to grant, any person any employment right, nor does participation in this Plan imply that any person has been employed for any specific term or duration or that any person has any right to remain in the employ of the Company. Subject to the provisions of paragraph 9 hereof, the Company retains the right to change or terminate any condition of employment of any Plan Member without regard to any effect any such change has or may have on such person’s rights hereunder.

d.    Captions.

The captions to the paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

e.    Pronouns.

Masculine pronouns and other words of masculine gender shall refer to both men and women.

f.    Validity.

In the event any provision of this Plan is found by a court of competent jurisdiction to be invalid, void, or unenforceable, such provision shall be stricken and the remaining provisions shall continue in full force and effect.

g.    Applicable Law.

This Plan is subject to interpretation under federal law and, to the extent applicable, the law of the State of Ohio.

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Annex C

AK STEEL CORPORATION

LONG-TERM PERFORMANCE PLAN

(as amended and restated as of January 16, 2003)

Introduction

The name of this plan is the AK Steel Corporation Long-Term Performance Plan (the “Plan”). AK Steel Corporation (the “Company”) adopted the Plan in 1995 to enhance the Company’s focus on its long-term performance relative to that of its principal competitors in the flat rolled steel industry (the “Peer Group”) and to reward certain employees for enhancing the profitability of the Company over extended periods of time. The Plan is hereby amended and restated as set forth in this document.

The Plan is a payroll practice intended to motivate selected employees to meet certain performance goals. The Plan is not intended to be an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the Plan shall be interpreted, administered and enforced to the extent possible in a manner consistent with that intent. Any obligations under the Plan shall be the joint and several obligations of AK Steel Holding Corporation, the Company, and each of their respective subsidiaries and affiliates. The Plan is designed to comply with the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

1.    Administration of the Plan.

This Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall consist of not less than two members of the Board who shall be appointed from time to time by, and shall serve at the discretion of, the Board. Each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and related regulations, an “independent director” as defined in the rules and regulations of the New York Stock Exchange, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Human Resources Department of the Company shall maintain records of authorized participants for each period described in paragraph 4 below (the “Performance Period”).

2.    Participation.

Each elected officer of the Company shall be eligible to participate in this Plan, and certain other management employees of the Company (“Plan Member” or “Plan Members”) shall be eligible to participate in this Plan upon selection by the Chairman of the Board or his delegate, the Executive Management Committee (the “EMC”), subject to the approval and/or review from time to time by the Committee. The EMC shall consist of the Company’s Chief Executive Officer, President, Vice President—Human Resources, and such other individuals as may be designated from time to time by the Chief Executive Officer. Notwithstanding the foregoing, any covered employee, as defined in Section 162(m)(3) of the Code (“Covered Employee”), shall be designated to participate in the Plan by the Committee in writing within the time period prescribed by Section 162(m) of the Code and related regulations.

3.    Bonus Opportunity Targets.

Each Plan Member shall be assigned a Bonus Opportunity Target Percentage (“Target Percentage”) at the time the Plan Member is selected for participation in this Plan. A Plan Member’s Target Percentage may be changed from time to time at the discretion of the Committee or, in the case of Plan Members who are not elected officers, by the EMC. Notwithstanding the foregoing, the Committee shall assign or change, in writing, the Target Percentage for any Covered Employee for a particular Performance Period within the time period prescribed by Section 162(m) of the Code and related regulations.

A Plan Member’s Target Percentage is the maximum percentage of his annual base salary (as defined below) that can be achieved with respect to any Performance Period for which he is selected for participation. A Plan Member’s Target Percentage is multiplied by his annual base salary for the final year of the Performance Period for which the calculation of a Performance Award is made in order to arrive at his Bonus Opportunity Target Amount (“Target Amount”). A Plan Member’s annual base salary for purposes of this Plan shall be determined by multiplying his monthly rate of base salary for the last month of the relevant Performance Period by twelve (12).

Any amount awarded to a Plan Member under this Plan shall be referred to herein as a “Performance Award.” If a Plan Member is designated to participate in the Plan after the commencement of a Performance Period, his Performance Award, if any, will be prorated based on his period of participation in the Plan during such Performance Period.

4.    Performance Periods.

Each Performance Period shall consist of a period of three consecutive calendar years. The first such three-year period commenced on January 1, 1995 and ended on December 31, 1997.

5.    Performance Award Payment Date.

The Performance Award Payment Date is the date on which any Performance Awards are paid to Plan Members, which date shall not be more than 120 days following the last day of the final year of each Performance Period. Before any Performance Award is paid to a Covered Employee, the Committee shall certify in writing that the criteria for receiving a Performance Award pursuant to the terms of this Plan have been satisfied.

6.    Peer Group.

The Peer Group shall consist of Bethlehem Steel Corporation, National Steel Corporation, Nucor Corporation, and U.S. Steel Group. The Peer Group may be modified from time to time at the discretion of the Committee; however, to the extent any modification of the Peer Group impacts the Performance Award to be received by a Covered Employee, such modification will be made within the time period prescribed by Section 162(m) of the Code and related regulations.

7.    Performance Award Determination.

Any Performance Award to be paid to a Plan Member with respect to a Performance Period shall be the amount determined by multiplying his Target Amount under paragraph 3 above by the sum of the applicable percentages for the completed Performance Period and for the final year of the completed Performance Period as set forth in the chart below. (For example, the #1 ranking indicated in the first column of the chart below would result in a Performance Award equal to 200% (the sum of the corresponding percentages in the second and third columns) of a Member’s Target Amount.) The chart is based upon the Company’s earnings before interest expense, provision for income taxes, depreciation and amortization (referred to as “EBITDA”) per ton shipped (excluding special and unusual items) as compared to EBITDA per ton shipped (excluding special and unusual items) of the Peer Group. The maximum Performance Award that may be paid to any Covered Employee with respect to any Performance Period shall be $5 million. The Committee may delegate the calculation of Performance Awards to the Company’s Chief Financial Officer, subject to the Committee’s supervision.

The percentages to be applied to a Plan Member’s Target Amount in determining any Performance Award with respect to a Performance Period shall be based upon the following chart:

EBITDA Per Ton Shipped	Percentages of Target Amount Based Upon Relative Performance Ranking
Ranking of Company Versus Peer Group	Percentage for Completed Performance Period	Percentage for Final Year of Completed Performance Period
1	100%	100%
2	50%	50%
3	25%	25%

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8.    Form of Payment.

All Performance Awards with respect to a Performance Period will be paid in a single lump-sum payment either in cash or in a combination of cash and whole shares of Restricted Stock as determined by the Committee; however, no more than fifty percent (50%) of any Performance Award shall be paid in Restricted Stock. The Company shall withhold such payroll or other taxes as it determines to be necessary or appropriate.

If any portion of Performance Awards with respect to a Performance Period are to be paid in whole shares of Restricted Stock, such shares shall be issued pursuant to grants of Restricted Stock under the AK Steel Holding Corporation Stock Incentive Plan (as amended and restated as of January 16, 2003) (the “SIP”); however, notwithstanding any provision in the SIP to the contrary, the restrictions on such shares granted under the SIP pursuant to this Plan shall lapse as to 20% of those shares on each of the first, second, third, fourth and fifth anniversaries of the Performance Award Payment Date on which such Restricted Stock was issued. Restricted Stock issued pursuant to this Plan shall be valued at the average of the high price and the low price of shares traded on the date the Committee approves issuance of such Restricted Stock.

9.    Occurrence of Events During Performance Period.

a.    Termination of Employment.

If during a calendar year a Plan Member dies, becomes totally and permanently disabled, retires, or is involuntarily terminated for reasons other than cause, the Plan Member (or his estate in the case of death) shall be entitled under this Plan to an amount equal to twice the amount paid to the Plan Member on the Performance Award Payment Date occurring within that calendar year, less any amount actually paid to the Plan Member on such Performance Award Payment Date. Any amount payable under this paragraph 9a shall be paid on the next to occur of the Performance Award Payment Date falling within that calendar year or within 60 days following such Plan Member’s death or other termination of employment. Any such amount shall be paid in cash and in full satisfaction of any claims the Plan Member may have under this Plan.

b.    Termination for Cause.

If a Plan Member is terminated for cause, as cause may be defined by the Committee or the EMC, no Performance Award shall be paid under this Plan.

c.    Voluntary Termination.

Subject to the provisions of paragraph 9a, a Plan Member who voluntarily terminates employment with the Company prior to any Performance Award Payment Date shall forfeit all rights hereunder to any payment that is or may be due on or after such Performance Award Payment Date.

d.    Removal from the Plan.

A Plan Member may be removed from further participation in this Plan by the Committee or the EMC and such removal shall be effective as of the date determined by the Committee or the EMC. In such a case, the Plan Member may receive, in the sole discretion of the Committee or the EMC, a prorated Performance Award, if any, based on his period of participation during the Performance Period in which his removal occurs.

10.    Source of Benefits.

The Company shall make any cash payments due under the terms of this Plan directly from its assets or from any trust that the Company may choose to establish and maintain from time to time. Nothing contained in this Plan shall give or be deemed to give any Plan Member or any other person any interest in any property of any such trust or in any property of the Company, nor shall any Plan Member or any other person have any right under this Plan not expressly provided by the terms hereof, as such terms may be interpreted and applied by the Committee in its discretion.

11.    Liability of Officers and Plan Members.

No current or former employee, officer, director or agent of AK Steel Holding Corporation or of the Company shall be personally liable to any Plan Member or other person with respect to any benefit under this Plan or for any action taken by any such person in the administration or interpretation of this Plan.

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12.    Unsecured General Creditor.

The rights of a Plan Member (or his designated beneficiary in the event of his death) under this Plan shall only be the rights of a general unsecured creditor of the Company, and the Plan Member (or his designated beneficiary) shall not have any legal or equitable right, interest, or other claim in any property or assets of the Company by reason of the establishment of this Plan.

13.    Arbitration.

Any dispute under this Plan shall be submitted to binding arbitration subject to the rules of the American Arbitration Association before an arbitrator selected by the Company and acceptable to the Plan Member. If the Plan Member objects to the appointment of the arbitrator selected by the Company, and the Company does not appoint an arbitrator acceptable to the Plan Member, then the Company and the Plan Member shall each select an arbitrator and those two arbitrators shall collectively appoint a third arbitrator who shall alone hear and resolve the dispute. The Company and the Plan Member shall share equally the costs of arbitration. No Company agreement of indemnity, whether under its Articles of Incorporation, the bylaws or otherwise, and no insurance by the Company, shall apply to pay or reimburse any Plan Member’s costs of arbitration.

14.    Amendment or Termination of Plan.

The Board expressly reserves for itself and for the Committee the right and the power to amend or terminate the Plan at any time. In such a case, unless the Committee otherwise expressly provides at the time the action is taken, no Performance Awards shall be paid to any Plan Member on or after the date of such action.

15.    Miscellaneous.

a.    Assignability.

Plan Members shall not alienate, assign, sell, transfer, pledge, encumber, attach, mortgage, or otherwise hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder. No part of the amounts payable hereunder shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance, nor shall any person have any other claim to any benefit payable under this Plan as a result of a divorce or the Plan Member’s, or any other person’s bankruptcy or insolvency.

b.    Obligations to the Company.

If a Plan Member becomes entitled to payment of any amounts under this Plan, and if at such time the Plan Member has any outstanding debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts against the amounts otherwise payable under this Plan.  Such determination shall be made by the Committee or the Board.

c.    No Promise of Continued Employment.

Nothing in this Plan or in any materials describing or relating to this Plan grants, nor should it be deemed to grant, any person any employment right, nor does participation in this Plan imply that any person has been employed for any specific term or duration or that any person has any right to remain in the employ of the Company. Subject to the provisions of paragraph 9 hereof, the Company retains the right to change or terminate any condition of employment of any Plan Member without regard to any effect any such change has or may have on such person’s rights hereunder.

d.    Captions.

The captions to the paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

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e.    Pronouns.

Masculine pronouns and other words of masculine gender shall refer to both men and women.

f.    Validity.

In the event any provision of this Plan is found by a court of competent jurisdiction to be invalid, void, or unenforceable, such provision shall be stricken and the remaining provisions shall continue in full force and effect.

g.    Applicable Law.

This Plan is subject to interpretation under federal law and, to the extent applicable, the law of the State of Ohio.

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AK Steel Holding Corporation

c/o Corporate Trust Services

Mail Drop 10AT66—4129

38 Fountain Square Plaza

Cincinnati, OH 45202

Name Appears

fold and detach here

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .

The Board recommends a vote “FOR” Proposals 1—4.
1.	ELECTION OF DIRECTORS:
	☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
	Nominees:	Richard A. Abdoo, Donald V. Fites, Dr. Bonnie G. Hill, Robert H. Jenkins, Lawrence A. Leser, Daniel J. Meyer, Eugene A. Renna, Dr. James A. Thomson, and Richard M. Wardrop, Jr.
(INSTRUCTIONS: To withhold authority to vote for an individual nominee named above, strike a line through that nominee’s name)
		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENTS TO THE STOCK INCENTIVE PLAN	☐	☐	☐
3.	APPROVAL OF THE ANNUAL MANAGEMENT INCENTIVE PLAN	☐	☐	☐
4.	APPROVAL OF THE LONG-TERM PERFORMANCE PLAN	☐	☐	☐
The Board recommends a vote “AGAINST” Proposal 5.
5.	APPROVAL OF THE PROPOSAL REGARDING FUTURE SEVERANCE AGREEMENTS	☐	☐	☐
6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Name Appears	Date:
Signature(s):
Signature(s):

(Please date and sign exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian, give full title as such. When more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.)

AK STEEL HOLDING CORPORATION

Annual Meeting of Stockholders to be held on May 13, 2003

The undersigned stockholder of AK Steel Holding Corporation (the “Company”) hereby appoints Richard M. Wardrop, Jr., David C. Horn and Brenda S. Harmon, and each of them, as attorneys and proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 13, 2003, and at any adjournment thereof, with authority to vote at such meeting all shares of Common Stock of the Company owned by the undersigned on March 21, 2003, in accordance with the directions indicated herein:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION AS A DIRECTOR OF EACH OF THE NINE NOMINEES NAMED ON THE REVERSE SIDE; “FOR” APPROVAL OF AMENDMENTS TO THE STOCK INCENTIVE PLAN; “FOR” APPROVAL OF THE ANNUAL MANAGEMENT INCENTIVE PLAN; “FOR” APPROVAL OF THE LONG-TERM PERFORMANCE PLAN; AND “AGAINST” THE PROPOSAL REGARDING FUTURE SEVERANCE AGREEMENTS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NINE NOMINEES NAMED FOR ELECTION AS A DIRECTOR, A VOTE “FOR” APPROVAL OF AMENDMENTS TO THE STOCK INCENTIVE PLAN, A VOTE “FOR” APPROVAL OF THE ANNUAL MANAGEMENT INCENTIVE PLAN, A VOTE “FOR” APPROVAL OF THE LONG-TERM PERFORMANCE PLAN, AND A VOTE “AGAINST” THE PROPOSAL REGARDING FUTURE SEVERANCE AGREEMENTS.

Please sign, date and return this proxy card promptly using the enclosed envelope.